Supplementary Terms
Notice
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AXA Trustees Limited
(Trustee)

Crusade Management Limited
(Manager)

St.George Bank Limited
(Approved Seller)

St.George Bank Limited
(Servicer)

St.George Bank Limited
(Indemnifier)

St.George Custodial Pty Limited
(Custodian)

National Mutual Life Nominees Limited
(Security Trustee)

Bankers Trust Company
(Note Trustee)



Crusade Global Trust No. 1 of 1999



Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tell  61  2 9230 4000
Fax  61  2 9230 5333



(Copyright) Copyright Allen Allen & Hemsley 1999



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Supplementary Terms Notice                                 Allen Allen & Hemsley
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Table of Contents

1.  Introduction                                                              1

2.  Definitions and Interpretation                                            2

    2.1    Definitions                                                        2

    2.2    Interpretation                                                    23

    2.3    Limitation of liability                                           23

    2.4    Knowledge of Trustee                                              25

3.  Direction and Trust Back                                                 25

4.  Notes                                                                    25

    4.1    Conditions of Notes                                               25

    4.2    Summary of conditions of Notes                                    25

    4.3    Issue of Notes                                                    28

    4.4    Trustee's Covenant to Noteholders and the Note Trustee            28

    4.5    Repayment of Notes on Payment Dates                               28

    4.6    Final Redemption                                                  29

    4.7    Period During Which Interest Accrues                              29

    4.8    Calculation of Interest                                           29

    4.9    Step-Up Margin                                                    30

    4.10   Aggregate receipts                                                30

5.  Cashflow Allocation Methodology                                          31

    5.1    Total Available Funds                                             31

    5.2    Excess Available Income - Reimbursement of Charge Offs and
           Principal Draws                                                   33

    5.3    Excess Distribution                                               34

    5.4    Principal Distributions                                           34

    5.5    Redraws                                                           36

    5.6    Determination Date - Payment Shortfall                            37

    5.7    Monthly Determination Date - Liquidity Shortfall                  38

    5.8    Allocating Liquidation Losses                                     38

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    5.9    Insurance claims                                                  39

    5.10   Payments before Payment Date                                      39

    5.11   Charge Offs                                                       40

    5.12   Payments into US$ Account                                         40

    5.13   Payments out of US$ Account                                       40

    5.14   Rounding of amounts                                               41

    5.15   Manager's Report                                                  41

    5.16   Payment Priorities Following an Event of Default:
           Security Trust Deed                                               41

    5.17   Prescription                                                      41

    5.18   Accounting Procedures:  Principal & Interest                      42

    5.19   Replacement of Currency Swap                                      42

    5.20   Notice of calculations                                            43

    5.21   Bond Factors                                                      43

    5.22   Loan Offset Interest                                              43

6.  Master Trust Deed and Servicing Agreement                                44

    6.1    Completion of details in relation to Master Trust Deed            44

    6.2    Amendments to Master Trust Deed                                   46

    6.3    Amendments to the Servicing Agreement                             79

7.  Call and Tax Redemption                                                  80

    7.1    Call                                                              80

    7.2    Tax Event                                                         80

8.  Substitution of Purchased Receivables                                    81

    8.1    Approved Seller substitution                                      81

    8.2    Other substitutions                                               81

    8.3    Selection criteria                                                82

9.  Application of Threshold Rate                                            83

    9.1    Calculation of Threshold Rate                                     83

    9.2    Setting Threshold Rate                                            83

    9.3    Loan Offset Deposit Accounts                                      83

10. Title Perfection Events                                                  83

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11. Beneficiary                                                              84

12. Note Trustee                                                             85

    12.1   Capacity                                                          85

    12.2   Exercise of rights                                                85

    12.3   Representation and warranty                                       85

    12.4   Payments                                                          85

    12.5   Payment to be made on Business Day                                85

13. Security Trust Deed                                                      85

14. Custodian Agreement                                                      86

15. Manager's Directions to be in Writing                                    86

Schedule 1                                                                   90

Schedule 2                                                                   92

    Application for Instruments                                              92

    Crusade Trust No. X of Y                                                 92

Schedule 3                                                                   95

     Instrument Acknowledgment                                               95

     Crusade Trust No. [*]                                                   95

Schedule 4                                                                   97

     Instrument Transfer and Acceptance                                      97

     Crusade Trust No. X of Y                                                97

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Supplementary Terms Notice                                 Allen Allen & Hemsley
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1.       Introduction
------------------------------------------------------------------------------

          This Supplementary Terms Notice is issued on 1999 pursuant and subject to the Master Trust Deed dated 14 March 1998 (the Master Trust Deed) between:

          AXA Trustees Limited (ACN 004 029 841) of Level 2, 65 Southbank Boulevard, South Melbourne, Victoria, 3205 in its capacity as trustee of Crusade Global Trust No. 1 of 1999 (the Trustee);

          Crusade Management Limited (ACN 072 715 916) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 as Manager (the Manager);

          St.George Bank Limited (ACN 055 513 070) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 in its capacity as Servicer, Approved Seller and Indemnifier (St.George);

          St.George Custodial Pty Limited (ACN 003 347 411) of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (the Custodian);

          National Mutual Life Nominees Limited (ACN 004 387 133) of 44 Market Street, Sydney, New South Wales 2000 (the Security Trustee); and

          Bankers Trust Company of 1 Appold Street, Broadgate, London EC2A 2HE, United Kingdom (the Note Trustee) which has agreed to act as note trustee in relation to Notes issued by the Trust under the Note Trust Deed and in accordance with this Supplementary Terms Notice.

          This Supplementary Terms Notice is issued by the Manager and applies in respect of Crusade Global Trust No. 1 of 1999.

          Each party to this Supplementary Terms Notice agrees to be bound by the Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms Notice or the Master Trust Deed.

          The parties agree that the Approved Seller is to be an Approved Seller for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

          The parties agree that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

          The parties agree that the Custodian is to be a Custodian for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

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2.        Definitions and Interpretation
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2.1       Definitions

          Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

          In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Crusade Global Trust No. 1 of 1999, and do not apply to any other Trust (as defined in the Master Trust Deed).

          A$ Class A Interest Amount means, for any Quarterly Payment Date in relation to a Confirmation for Class A Notes, the amount in Australian dollars which is calculated:

          (a) on a daily basis at the applicable rate set out in that Confirmation (being AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Interest Period ending on (but excluding) that Payment Date with a designated maturity of 90 days (or, in the case of the first Interest Period, 60 days) plus the relevant Spread);

          (b) on the A$ Equivalent of the aggregate of the Invested Amount of those Class A Notes as at the first day of the Interest Period ending on (but excluding) that Payment Date; and

          (c) on the basis of the actual number of days in that Interest Period and a year of 365 days.

          A$ Equivalent means:

          (a) in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$ Exchange Rate; or

          A$ Exchange Rate means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under that Currency Swap for the exchange of United States dollars for Australian dollars.

          Accrued Interest Adjustment means, in relation to the Approved Seller, all interest and fees accrued on the Purchased Receivables purchased from the Approved Seller up to (but excluding) the Closing Date which are unpaid as at the close of business on the Closing Date.

          Agency Agreement means the Agency Agreement dated on or about the date of this Deed between the Trustee, the Manager, the Note Trustee, the Principal Paying Agent, the other Paying Agents and the Calculation Agent.

          Arrears subsist in relation to a Receivable at any time if, at that time, the principal outstanding under that Receivable is greater than the scheduled principal balance for that Receivable.

          Asset has the meaning in the Master Trust Deed and includes any Loan or any Mortgage specified in a Sale Notice or any Mortgage, Related Security or

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          other rights with respect thereto which is acquired by the Trustee for the Trust, or any Authorised Investment acquired by the Trustee.

          Authorised Signatory means:

          (a) in relation to the Note Trustee, any duly authorised officer of the Note Trustee and any other duly authorised person of the Note Trustee;

          (b) in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly authorised person of the Principal Paying Agent; and

          (c) in relation to the Calculation Agent, any duly authorised officer of the Calculation Agent and any other duly authorised person of the Calculation Agent.

          Available Income means, in relation to the Trust for any Monthly Collection Period, the total of the following:

          (a) the Finance Charge Collections for the Trust for that Monthly Collection Period; plus

          (b)  to the extent not included in paragraph (a):

               (i) any amount received by or on behalf of the Trustee in relation to that Monthly Collection Period on or by the Monthly Payment Date immediately following the end of that Monthly Collection Period with respect to net receipts under any Interest Hedge;

               (ii) any interest income received by or on behalf of the Trustee during that Monthly Collection Period in respect of moneys credited to the Collection Account in relation to the Trust;

               (iii) amounts in the nature of interest otherwise paid by the
                    Approved Seller, the Servicer or the Manager to the Trustee in respect of Collections held by it;

               (iv) all other amounts received by or on behalf of the Trustee in respect of the Assets in the nature of income; and

               (v) all amounts received by or on behalf of the Trustee in the nature of income during that Monthly Collection Period from any provider of a Support Facility (other than a Redraw Facility Agreement) under that Support Facility (including any amounts received under the terms of any Mortgage Insurance Policy by way of timely payment cover) and which the Manager determines should be accounted for in respect of a Finance Charge Loss, but excluding interest credited to a Support Facility Collateral Account.

          Available Income, for any Quarterly Collection Period, means the total of the above amounts for the three Monthly Collection Periods that comprise that Quarterly Collection Period.

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          Bank means:

          (a) for the purposes of paragraph (a) of the definition of Business Day and the definition of US$ Account::

               (i) a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking;

               (ii) a person authorised under the Banking Act 1987 (UK) to carry on a deposit taking business; or (iii) a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

          (b) in any other case, a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

          Basis Swap means, in relation to the master interest rate swap agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee in its capacity as trustee of the Trust, the Manager, St.George as principal floating rate payer and Deutsche Bank AG, Sydney Branch as standby floating rate payer, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Floating Rate Loan.

          BBSW Reference Bank means any financial institution authorised to quote on the Reuters Screen BBSW Page.

          Beneficiary means, in relation to the Trust, the Manager.

          Bond Factor means a Class A Bond Factor or the Class B Bond Factor

          Book-Entry Note means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A-1 Notes, Class A-2 Notes or Class A-3 Notes substantially in the form of schedule 1 to the Note Trust Deed.

          Break Payment means any amount owed by an Obligor under a Fixed Rate Loan and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Receivable Agreement (and includes an amount owed by the Mortgage Insurer with respect to the obligation of an Obligor to pay any such amount).

          Business Day means:

          (a) in relation to the Note Trust Deed, the Agency Agreement, any Class A Note, (including any Condition) and any payment of US$ under a Currency Swap, any day, other than a Saturday, Sunday or

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               public holiday, on which Banks are open for business in London,
               Sydney and New York, or as otherwise specified in the relevant Condition; and

          (b) in relation to any Class B Notes, any other Transaction Document and any payments of A$, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in Sydney.

          Calculation Agent means Midland Bank plc.

          Carryover Charge Off means, in relation to the Trust at any time, a Carryover Class A Charge Off or a Carryover Class B Charge Off or a Carryover Redraw Charge Off.

          Carryover Class A Charge Off means, on any Quarterly Determination Date, in relation to a Class A Note, the aggregate of Class A Charge Offs in relation to that Class A Note prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(ii)(A).

          Carryover Class B Charge Off means, on any Quarterly Determination Date, in relation to a Class B Note, the aggregate of Class B Charge Offs prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(iv).

          Carryover Redraw Charge Off means, on any Quarterly Determination Date, the aggregate of Redraw Charge Offs prior to that Quarterly Determination Date and which have not been repaid under clause 5.2(a)(ii)(B).

          Class includes each class constituted by the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class B Notes.

          Class A Bond Factor means, in relation to a Quarterly Determination Date for a Class of Class A Notes, the aggregate of the Invested Amounts for that Class of Class A Notes for that Quarterly Determination Date, less all Class A Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class A Initial Invested Amounts for that Class of Class A Notes expressed to seven decimal places.

          Class A Charge Off means, in relation to a Class A Note, the amount of any reduction in the Class A Stated Amount for that Note under clause 5.11(b)(i).

          Class A Initial Invested Amount means, in relation to any Class A Note, the Initial Invested Amount of that Class A Note.

          Class A Interest means all interest accrued on the Class A Notes in respect of an Interest Period in accordance with clause 4.8.

          Class A Note means a Class A-1 Note, Class A-2 Note or Class A-3 Note.

          Class A-1 Note means a Note issued as a Class A-1 Note by the Trustee with the characteristics of a Class A-1 Note under this Supplementary Terms Notice and includes any relevant Book-Entry Note (or any part or interest in) and any relevant Definitive Note.

          Class A-2 Note means a Note issued as a Class A-2 Note by the Trustee with the characteristics of a Class A-2 Note under this Supplementary Terms

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          Notice and includes any relevant Book-Entry Note (or any part or interest in) and any relevant Definitive Note.

          Class A-3 Note means a Note issued as a Class A-3 Note by the Trustee with the characteristics of a Class A-3 Note under this Supplementary Terms Notice and includes any relevant Book-Entry Note (or any part or interest in) and any relevant Definitive Note.

          Class A Noteholder means a Noteholder of a Class A Note.

          Class A Principal Payment means each payment to the Class A Noteholders under clause 5.13, following a payment under clauses 5.4(c)(vii)(B), 5.4(c)(viii)(B) or 5.4(c)(ix)(B).

          Class A Stated Amount means, on a Quarterly Determination Date and in relation to a Class A Note, an amount equal to:

          (a)  the Class A Initial Invested Amount for that Note; less

          (b) the aggregate of all Class A Principal Payments made before that Determination Date with respect to that Class A Note; less

          (c) Carryover Class A Charge Offs (if any) made in relation to that Class A Note; less

          (d) Class A Principal Payments (if any) to be made in relation to that Class A Note on the next Payment Date; less

          (e) Class A Charge Offs (if any) to be made in relation to that Class A Note on the next Payment Date; plus

          (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class A Note under clause 5.2(a)(ii)(A) on that Determination Date.

          Class B Bond Factor means, on a Quarterly Determination Date, the aggregate of the Invested Amounts for all Class B Notes for that Quarterly Determination Date less all Class B Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class B Initial Invested Amounts for all Class B Notes expressed to seven decimal places.

          Class B Charge Off means, in relation to a Class B Note, the amount of any reduction in the Class B Stated Amount for that Note under clause 5.11(a).

          Class B Initial Invested Amount means, in relation to any Class B Note, the Initial Invested Amount of that Class B Note.

          Class B Interest means all interest accrued on the Class B Notes in respect of an Interest Period in accordance with clause 4.8.

          Class B Note means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Supplementary Terms Notice.

          Class B Noteholder means a Noteholder of a Class B Note.

          Class B Principal Payment means each payment to the Class B Noteholders under clause 5.13 following a payment under clause 5.4(c)(x).

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          Class B Stated Amount means, on a Quarterly Determination Date and in relation to a Class B Note, an amount equal to:

          (a)  the Class B Initial Invested Amount for that Note; less

          (b) the aggregate of all Class B Principal Payments made before that Determination Date with respect to that Class B Note; less

          (c) Carryover Class B Charge Offs (if any) made in relation to that Class B Note; less

          (d) Class B Principal Payments (if any) to be made in relation to that Class B Note on the next Payment Date; less

          (e) Class B Charge Offs (if any) to be made in relation to that Class B Note on the next Payment Date; plus

          (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class B Note under clause 5.2(a)(iv) on that Determination Date.

          Clearing Agency means an organisation registered as a clearing agency pursuant to Section 17A of the Exchange Act appointed by the Manager and the Trustee to hold Notes (directly or through a Common Depository), and initially means DTC.

          Closing Date means, in relation to the Trust, 23 September 1999 or such later date as may be agreed between the Trustee and the Note Manager.

          Collection Account means, in relation to the Trust, the Australian dollar account number [*] with Australia & New Zealand Banking Group Limited (ACN 005 357 522), at its office at Level 2, 570 Church Street Richmond Victoria, Australia, or any other account opened under clause 13 of this Supplementary Terms Notice or clause 21 of the Master Trust Deed and maintained by the Trustee with an Approved Bank, under clause 21 of the Master Trust Deed.

          Collection Period means a Monthly Collection Period or a Quarterly Collection Period.

          Collections means, in relation to the Trust for a period, Finance Charge Collections and Gross Principal Collections for that period.

          Common Depository means Cede & Co, as depository for DTC, or any other common depository for DTC or any Clearing Agency appointed from time to time to hold any Book-Entry Note.

          Conditions means the Conditions for the Class A Notes in the form set out in schedule 1 to the Note Trust Deed (but, so long as the Class A Notes are represented by Book-Entry Notes, with the deletion of any provisions which are applicable only to the Definitive Notes), as the same may from time to time be modified in accordance with this Supplementary Terms Notice and the Note Trust Deed. Any reference in this Supplementary Terms Notice to a particular numbered Condition shall be construed accordingly.

          Confirmation means, in respect of the Currency Swap, any Confirmation (as defined in the Currency Swap).

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          CSFB means Credit Suisse First Boston Corporation (ARBN 061 700 712).

          Currency Swap means, in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary Terms Notice between the Trustee in its capacity as trustee of the Trust, the Manager and the Currency Swap Provider, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the Currency Swap Provider agrees to pay certain amounts in US$ to the Trustee in exchange for certain amounts in A$ or any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Notes.

          Currency Swap Provider means, initially, Bankers Trust Corporation, New York and thereafter any other approved person who is or becomes a party to a Currency Swap.

          Custodian Agreement means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Custodian.

          Custodian Fee means the fee payable under clause 6.1(d) of this Supplementary Terms Notice and clause 6.1 of the Custodian Agreement.

          Cut-Off Date means, in respect of each Receivable and Receivable Security, close of business, September [*] 1999.

          Definitive Note means a note in definitive form (whether bearer or registered) issued or to be issued in respect of any Class A Note under, and in the circumstances specified in, clause 3.3 of the Note Trust Deed, and includes any replacement for a Definitive Note issued under Condition 11.

          Designated Rating Agency means S&P, Moody's or Fitch IBCA.

          Determination Date means a Monthly Determination Date or a Quarterly Determination Date.

          DTC means the Depository Trust Company.

          Eligibility Criteria means the criteria set out in the schedule to this Supplementary Terms Notice, subject to the Trustee and Manager receiving confirmation from the Designated Rating Agencies that the criteria will not adversely affect the Rating.

          Enforcement Expenses means the costs and expenses incurred by the Approved Seller or the Servicer in connection with the enforcement of any Purchased Receivables or the related Receivable Rights referred to in clause 6.2(a) of the Servicing Agreement.

          Excess Available Income means, for a Quarterly Collection Period, the amount (if any) by which the Total Available Funds for the Quarterly Collection Period exceeds the Total Payments for the Quarterly Collection Period.

          Excess Distribution means, in relation to a Quarterly Collection Period, the amount (if any) by which the Excess Available Income for that Quarterly Collection Period exceeds the amounts applied under clause 5.2 on each Determination Date relating to that Quarterly Collection Period.

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          Exchange Act means the United States Securities Exchange Act of 1934.

          Final Maturity Date means the date specified in clause 4.2(i).

          Finance Charge Collections means, for a Monthly Collection Period, the aggregate of:

          (a) the aggregate of all amounts received by or on behalf of the Trustee during that Monthly Collection Period in respect of interest, fees and other amounts in the nature of income payable under or in respect of the Purchased Receivables and the related Receivable Rights, to the extent not included within any other paragraph of this definition, including:

               (i)  any Liquidation Proceeds on account of interest;

               (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to interest;

               (iii) any Break Payments received during that Monthly Collection
                    Period;

               (iv) any amount received by the Trustee from the Approved Seller under clause 5.22 with respect to that Monthly Collection Period attributable to interest; and

               (v) any interest on Collections payable by the Approved Seller under clause 5.2(b)(ii) of the Servicing Agreement (as amended by this Supplementary Terms Notice).

          (b) all amounts in respect of interest, fees and other amounts in the nature of income, received by or on behalf of the Trustee during that Monthly Collection Period including:

               (i) from the Approved Seller, in respect of any breach of a representation, warranty or undertaking contained in the Master Trust Deed or this Supplementary Terms Notice;

               (ii) from the Approved Seller under any obligation under the
                    Master Trust Deed or this Supplementary Terms Notice to indemnify or reimburse the Trustee for any amount;

               (iii) from the Servicer in respect of any breach of a
                    representation, warranty or undertaking contained in the Servicing Agreement;

               (iv) from the Servicer under any obligation under the Servicing
                    Agreement to indemnify or reimburse the Trustee for any amount;

               (v) from the Custodian in respect of any breach of a representation, warranty or undertaking contained in the Custodian Agreement;

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               (vi) from the Custodian under any obligation under the Custodian
                    Agreement to indemnify or reimburse the Trustee for any amount;

               (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations under the Custodian Agreement;

               (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking in respect of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Trustee in its personal capacity contained in the Transaction Documents; and (ix) from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager in respect of a breach of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Manager, contained in the Transaction Documents, in each case which are determined by the Manager to be in respect of interest, fees and other amounts in the nature of income payable under the Purchased Receivables and the related Receivable Rights; and

          (c) Recoveries in the nature of income received by or on behalf of the Trustee during that Monthly Collection Period;

          less:

          (d) the Government Charges collected by or on behalf of the Trustee for that Monthly Collection Period; and

          (e) the aggregate of all bank fees and charges due to the Servicer or the Approved Seller as agreed by them and consented to by the Trustee (that consent not to be unreasonably withheld) from time to time and collected by the Approved Seller or the Servicer during that Monthly Collection Period.

          For a Quarterly Collection Period, it means the aggregate of those amounts relating to the three Monthly Collection Periods that comprise that Quarterly Collection Period.

          Finance Charge Loss means, for a Quarterly Collection Period, the amount of any Liquidation Loss referred to in clause 5.8(a).

          Fixed Rate Loan means, at any time, any Purchased Receivable which bears a fixed rate of interest at that time.

          Floating Rate Loan means, at any time, any Purchased Receivable which bears a variable rate set, as permitted by the relevant Receivable Agreement, at the discretion of the Approved Seller.

          Government Charges means, for any Collection Period, the aggregate of all amounts collected by the Servicer or the Approved Seller in that Collection Period in respect of the Purchased Receivables and the related Receivable

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          Rights representing financial institutions duty, bank accounts debit tax or similar Taxes.

          Gross Principal Collections means, for a Monthly Collection Period, the aggregate of:

          (a) all amounts received by or on behalf of the Trustee from or on behalf of Obligors under the Purchased Receivables during that Collection Period in respect of principal, in accordance with the terms of the Purchased Receivables, including principal prepayments;

          (b) all other amounts received by or on behalf of the Trustee under or in respect of principal under the Purchased Receivables and the related Receivable Rights during that Collection Period including:

                (i) any Liquidation Proceeds on account of principal;

               (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to principal; and

              (iii) any amount received by the Trustee from the Approved Seller under clause 5.22 with respect to that Monthly Collection Period attributable to principal.

          (c) all amounts received by or on behalf of the Trustee during that Collection Period from any provider of a Support Facility (other than the Currency Swap but including any Mortgage Insurance Policy) under that Support Facility and which the Manager determines should be accounted for in respect of a Principal Loss;

          (d) all amounts received by or on behalf of the Trustee during that Collection Period:

               (i) from the Approved Seller, in respect of any breach of a representation, warranty or undertaking of the Approved Seller contained in the Master Trust Deed or this Supplementary Terms Notice;

               (ii) from the Approved Seller under any obligation of the
                    Approved Seller under the Master Trust Deed or this Supplementary Terms Notice to indemnify or reimburse the Trustee for any amount;

               (iii) from the Servicer, in respect of any breach of any
                    representation, warranty or undertaking of the Servicer contained in the Servicing Agreement;

               (iv) from the Servicer under any obligation of the Servicer under the Servicing Agreement to indemnify or reimburse the Trustee for any amount;

               (v) from the Custodian in respect of any breach of a representation, warranty or undertaking of the Custodian contained in the Custodian Agreement;

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               (vi) from the Custodian under any obligation of the Custodian under the Custodian Agreement to indemnify or reimburse the Trustee for any amount;

               (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations contained in the Custodian Agreement;

               (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking of the Trustee in respect of which it is not entitled to be indemnified out of the Assets of the Trust;

               (ix) from the Trustee in its personal capacity under any
                    obligation of the Trustee under the Transaction Documents to indemnify or reimburse the Trust for any amount;

               (x) from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager contained in the Transaction Documents of which it is not entitled to be indemnified out of the Assets of the Trust; and

               (xi) from the Manager under any obligation of the Manager under the Transaction Documents to indemnify or reimburse the Trust for any amount,

               in each case, which are determined by the Manager to be in respect of principal payable under the Purchased Receivables and the related Receivable Rights;

          (e) any amounts in the nature of principal received by or on behalf of the Trustee during that Collection Period pursuant to the sale of any Asset (including the A$ Equivalent of any amount received by the Trustee on the issue of the Notes which was not used to purchase a Purchased Receivable or Purchased Receivable Security, and which the Manager determines is surplus to the requirements of the Trust);

          (f) any amount of Excess Available Income to be applied to pay a Principal Charge Off or a Carryover Charge Off;

          (g) any Excess Available Income to be applied under clause 5.2 to Principal Draws made on a previous Payment Date; and

          (h) any funds withdrawn, by the Trustee from the Liquidity Account in accordance with clause 5.7(c)(iv).

          Hedge Agreement in relation to the Trust includes any Interest Hedge and the Currency Swap.

          Housing Loan Principal means, in relation to a Purchased Receivable, the principal amount of that Purchased Receivable from time to time.

          Income Distribution Date means, for the purposes of the Master Trust Deed, each Payment Date.

          Indemnifier means St.George.

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          Indemnity means the deed of indemnity between the Trustee, the
          Indemnifier, the Manager and the Custodian dated * 1999.

          Information Memorandum means the Prospectus dated [*] September 1999 relating to the Trust and the Notes.

          Initial Invested Amount means, in respect of a Note, the amount stated as the Initial Invested Amount for that Note in clause 4.2(e).

          Interest means Class A Interest or Class B Interest.

          Interest Hedge means the Basis Swap or an Interest Rate Swap.

          Interest Payment Date means, for the purposes of the Master Trust Deed, each Quarterly Payment Date.

          Interest Period means:

          (a) in relation to the first Interest Period of a Note, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Quarterly Payment Date;

          (b) in relation to the final Interest Period, the period commencing on (and including) the Quarterly Payment Date prior to the day on which all amounts due on such Notes are redeemed in full in accordance with the Transaction Documents and ending on (but excluding) such day; provided that if the Stated Amount of any Note on the due date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period shall end on the day on which:

               (i) the monies in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect has been given in accordance with the relevant Condition; or

               (ii) the Stated Amount of that Note has been reduced to zero provided that Interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero; and

          (c) in relation to each other Interest Period, each period commencing on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date.

          Interest Rate means, in relation to:

          (a) a Class A Note and an Interest Period, LIBOR in relation to that Interest Period; and

          (b) a Class B Note and an Interest Period, the Three Month Bank Bill Rate on the first day of that Interest Period,

          plus, in all cases, the relevant Margin for the relevant Note.

          Interest Rate Swap means, in relation to the master agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee as trustee of the Trust, the Manager, St.George as principal floating rate payer and Deutsche Bank AG, Sydney Branch as standby floating rate

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          payer, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Receivable which is a Fixed Rate Loan.

          Invested Amount means, on a Determination Date in relation to a Note, the Initial Invested Amount of that Note minus the aggregate of Principal Payments made in respect of the Note on or before that Determination Date.

          ISDA means the International Swaps and Derivatives Association, Inc. (Formally the International Swaps Dealers Association Inc).

          ISDA Definitions means the 1991 Definitions (as supplemented by the 1998 Supplement) published by ISDA under its then name, the International Swaps Dealers Association Inc.

          ISDA Master Agreement means the June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA, any schedule forming part of that Agreement and the relevant addenda to it.

          Lead Manager means CSFB.

          LIBOR means, in relation to any Interest Period, the rate of interest determined by the Calculation Agent as follows.

          (a) On the second Business Day before the beginning of each Interest Period (each an Interest Determination Date), the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Interest Period for three-month (or, in the case of the first Interest Period, two-month) deposits in US Dollars which appears on the Telerate Page 3750 as of 11.00am, London time, determined on the Interest Determination Date by the Calculation Agent.

          (b) If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the Reference Banks (being four major banks in the London interbank market agreed to by the Calculation Agent and the Currency Swap Provider) at approximately 11.00am, London time, on the Interest Determination Date to prime banks in the London interbank market for a period of three months (or, in the case of the first Interest Period, 2 months) commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City,

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               selected by the Calculation Agent and the Currency Swap Provider,
               at approximately 11.00am, New York City time, on that Interest Determination Date for loans in US Dollars to leading European banks for a period of three months (or, in the case of the first Interest Period, 2 months) commencing on the first day of the Interest Period and in a Representative Amount.

          (c) If no such rates are available in New York City, then the rate for such Interest Period shall be the most recently determined rate in accordance with this paragraph.

          In this definition of LIBOR, Business Day means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London and New York City.

          Liquidation Loss means, for a Collection Period, the amount (if any) by which the Unpaid Balance of a Purchased Receivable (together with the Enforcement Expenses relating to the Purchased Receivable and the related Receivable Rights) exceeds the Liquidation Proceeds in relation to the Purchased Receivable for that Collection Period.

          Liquidation Proceeds means, in relation to a Purchased Receivable and the related Receivable Rights which have been or are being enforced, all amounts recovered in respect of the enforcement of the Purchased Receivable and the related Receivable Rights (but does not include the proceeds of any Mortgage Insurance Policy).

          Liquidity Account means the account held by the Trustee on behalf of the Trust with an Approved Bank into which will be or is deposited the amount of the Liquidity Reserve.

          Liquidity Draw means a draw made by the Trustee on the Liquidity Reserve to fund Liquidity Shortfalls in accordance with clause 5.7.

          Liquidity Reserve means:

          (a) in relation to the period from the Closing Date to (and including) the first Quarterly Determination Date, the A$ Equivalent of 0.25% of the aggregate of Initial Invested Amounts of all Class A Notes and all Class B Notes determined on that day; and

          (b) in relation to the period following the first Quarterly Determination Date, an amount equivalent to 0.25% of the total Unpaid Balance for all Receivables as determined on each Quarterly Determination Date, deposited by the Trustee, at the direction of the Manager, in the Liquidity Account for the purpose of funding Liquidity Shortfalls.

          Liquidity Shortfall means, in relation to a Collection Period, the amount (if any) by which the Total Payments for that Collection Period exceed the aggregate of the Available Income and any Principal Draws for that Collection Period.

          Loan Offset Deposit Account means any deposit account maintained by an Obligor under a Purchased Receivable with the Approved Seller where an amount equal to the interest which would otherwise accrue on that account is

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          offset against moneys owed by that Obligor under that Purchased
          Receivable, in accordance with the relevant Receivable Agreement.

          Loan Offset Interest Amount means, in relation to any Obligor under a Purchased Receivable, the amount of any interest which would be payable by the Approved Seller to that Obligor on amounts standing to the credit of the Obligor's Loan Offset Deposit Account, if interest was payable on that account.

          LVR means in relation to a Loan, the outstanding amount of that Loan, plus any other amount secured by any Mortgage for that Loan or related Loans, at the date of determination divided by the aggregate value (determined at the time the Mortgage was granted) of the Mortgaged Property subject to the related Mortgage for that Loan, expressed as a percentage.

          Margin means, in relation to any Note, the Margin for that Note agreed between the Manager and the Lead Manager, and notified by the Manager to the Trustee under clause 4.2(d) in relation to that Note, as it may be modified under clause 4.9.

          Modified Following Business Day Convention has the meaning given to it in the ISDA Definitions.

          Monthly Collection Period means, in relation to a Monthly Payment Date, the calendar month which precedes the calendar month in which the Monthly Payment Date occurs. The first Monthly Collection Period is the period from (but including) the Cut-Off Date to (and including) 15 November 1999. The last Monthly Collection Period is the period from (but excluding) the last day of the calendar month that precedes the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed to (and including) that date.

          Monthly Determination Date means, in relation to the Trust for a Monthly Collection Period, the date which is 2 Business Days prior to the Monthly Payment Date following the end of that Monthly Collection Period.

          Monthly Payment Date means, in relation to a Monthly Collection Period, the 15th day of the calendar month that follows that Monthly Collection Period, subject to adjustment in accordance with the Modified Following Business Day Convention.

          Mortgage Insurer means Housing Loans Insurance Corporation Pty
          Limited.

          Mortgage Shortfall means, in relation to a Purchased Receivable, the amount (if a positive number) equal to the Principal Loss for that Purchased Receivable minus the aggregate of:

          (a) the total amount recovered and recoverable in respect of that Purchased Receivable under the relevant Mortgage Insurance Policy, determined to be attributable to principal; and

          (b) the total amount recovered and recoverable by the Trustee from the Approved Seller or the Servicer (as the case may be) in respect of that Purchased Receivable (by way of damages or otherwise) under or in respect of the Master Trust Deed, this Supplementary Terms Notice

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               or the Servicing Agreement (as the case may be), determined by the Manager to be attributable to principal.

          For the purposes of this definition,

          (c) an amount shall be regarded as not recoverable upon the earlier of:

               (i) a determination being made, in the case of paragraph (a), by the Manager, and in the case of paragraph (b), by the Trustee, in each case upon the advice of such suitably qualified expert advisers as the Manager or the Trustee (as the case may be) thinks fit, that there is no such amount, or that such amount is not likely to be recovered (including because the relevant Mortgage Insurance Policy has been terminated, the Mortgage Insurer is entitled to reduce the amount of the claim or the Mortgage Insurer defaults in payment of a claim); and

               (ii) the date which is two years after the Determination Date upon which the relevant Principal Loss was determined under clause 5.8; and

          (d) a Mortgage Shortfall arises on the date upon which there are no further amounts referred to in (a) and (b) recoverable in respect of the relevant Purchased Receivable.

          Note means a Class A Note or a Class B Note referred to in clause 4, and includes:

          (a)  the Conditions relating to a Class A Note; and

          (b) any interest in a Book-Entry Note as an account holder with a Clearing Agency.

          Noteholder means, at any time, the person who:

          (a) in relation to a Class B Note, is registered as the holder of that Note at that time;

          (b) in relation to a Definitive Note, is the registered holder of that Note (in the case of registered Definitive Notes) or bearer of that Note (in the case of bearer Definitive Notes) at that time; or

          (c) in relation to a Note which is represented by a Book-Entry Note, is the registered holder of that Note at that time,

          except that for the purposes of payments in respect of Book-Entry Notes, the right to those payments shall be vested, as against the Trustee and the Note Trustee in respect of the Trust, by payment to the Clearing Agency in accordance with and subject to their respective Conditions and the provisions of this Supplementary Terms Notice and the Note Trust Deed. The words holder and holders shall (where appropriate) be construed accordingly.

          Note Manager means the Lead Manager.

          Note Register means the register kept by the Note Registrar to provide for the registration and transfer of Class A Notes under the Note Trust Deed.

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          Note Registrar means Midland Bank Plc or any successor note registrar approved in writing by the Note Trustee and appointed under the Agency Agreement.

          Note Trust Deed means the deed so entitled dated on or about the date of this Supplementary Terms Notice between the Note Trustee, the Trustee and the Manager.

          Notice of Creation of Trust means the Notice of Creation of Trust dated on or about the date of this Supplementary Terms Notice issued under the Master Trust Deed in relation to the Trust.

          Payment Date means a Monthly Payment Date or a Quarterly Payment Date.

          Payment Shortfall means, in relation to any Collection Period, the amount (if any) by which Total Payments for that Collection Period exceed the Available Income for that Collection Period.

          Premises means the area labelled "Crusade Global Trust No. 1 of 1999" located in Bays [ ] in a secure area on Lower Ground Floor, St.George House, 4-16 Montgomery Street, Kogarah, New South Wales 2217 (or such other premises as the Custodian proposes, and the Trustee agrees to in writing).

          Principal Amortisation Date means, in relation to a Note for the purposes of the Master Trust Deed, each Quarterly Payment Date.

          Principal Charge Off means, in relation to any Quarterly Collection Period, the aggregate of all Mortgage Shortfalls for that Quarterly Collection Period.

          Principal Collections means, for a Collection Period:

          (a)  the Gross Principal Collections for that Collection Period; less

          (b) any amounts deducted by or paid to the Approved Seller under clause 5.5(b) in that Collection Period to reimburse Redraws funded by the Approved Seller for which the Approved Seller has not previously been reimbursed; less

          (c) any amounts paid by the Trustee to replace a Receivable of the Trust in accordance with clause 8.

          Principal Draw means, for a Monthly Collection Period, the amount calculated under clause 5.6 in relation to that Monthly Collection Period.

          Principal Entitlement means, in relation to a Note for the purposes of the Master Trust Deed, at any time prior to the Final Maturity Date, the Invested Amount of such Note at such time and, on the Final Maturity Date or the date on which the Note is fully redeemed under the Transaction Documents, the Stated Amount of such Note at such date.

          Principal Loss means, for a Quarterly Collection Period, the amount of any Liquidation Loss for that Quarterly Collection Period referred to in clause 5.8(b).

          Principal Paying Agent means Midland Bank plc or any successor as Principal Paying Agent under the Agency Agreement.

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          Principal Payment means a Class A Principal Payment or a Class B
          Principal Payment.

          Property Restoration Expenses means costs and expenses incurred by or on behalf of the Trustee, or by the Servicer under the Servicing Agreement, in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the mortgagee under the relevant Purchased Receivable and Relevant Documents.

          Purchased Receivable means each Loan specified in a Sale Notice and purchased by the Trustee, unless the Trustee has ceased to have an interest in that Loan.

          Purchased Receivable Security means each Mortgage specified in a Sale Notice and acquired by the Trustee, unless the Trustee has ceased to have an interest in that Mortgage.

          Quarterly Collection Period means in relation to a Quarterly Payment Date, the 3 Monthly Collection Periods that precede the calendar month in which the Quarterly Payment Date falls. The First Quarterly Collection Period is the period from (and including) the Cut-Off Date, to but including 15 November 1999. The last Quarterly Collection Period ends on (and includes) the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed.

          Quarterly Determination Date means, in relation to the Trust for a Quarterly Collection Period, the date which is 2 Business Days prior to the Quarterly Payment Date following the end of that Quarterly Collection Period.

          Quarterly Payment Date has the meaning given in clause 4.2(h).

          Rating means the rating specified in clause 4.2(f).

          Receivable means, in relation to the Trust, the rights of the Approved Seller or the Trustee (as the case may require) under or in respect of Loans constituted upon acceptance of the Approved Seller's standard loan offer for any of its mortgage loan products (or any variation of those products after a Sale Notice is or was given) as varied by the Approved Seller's standard letter of variation if any (unless that variation would make that Receivable cease to comply with the Eligibility Criteria).

          Record Date means:

          (a) with respect to a Payment Date for any Class B Note, 4.00pm (Sydney time) on the second Business Day before that Payment Date;

          (b) with respect to the Payment Date for any Book-Entry Note, close of business on the second Business Day before that Payment Date; and

          (c) with respect to the Payment Date for any Definitive Class A Note, the last day of the calendar month before that Payment Date.

          Recovery means any amount received by the Servicer under or in respect of a Purchased Receivable and the related Receivable Rights at any time after a Finance Charge Loss or Principal Loss has arisen in respect of that Purchased

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          Receivable, provided that amount is not otherwise payable to the
          Mortgage Insurer under a Mortgage Insurance Policy.

          Redraw means, in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Receivable in that Collection Period in respect of any principal prepayments previously made to the Obligor's loan account in accordance with the terms of the Obligor's Purchased Receivable.

          Redraw Charge Off means the amount of any reduction in the Redraw Principal Outstanding under the Redraw Facility Agreement under clause 5.11.

          Redraw Facility Agreement means, in relation to the Trust, the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager and the Redraw Facility Provider.

          Redraw Facility Provider means, in relation to the Trust, St.George.

          Redraw Principal Outstanding has the meaning given in the Redraw Facility Agreement.

          Redraw Retention Amount has the meaning given in clause 5.5(c).

          Redraw Shortfall means the total amount (if any) of Redraws made by the Approved Seller for which it has not been reimbursed which remain outstanding after:

          (a) applying Gross Principal Collections towards reimbursement of those Redraws under clause 5.5(b) or 5.5(d); and

          (b) without duplication, drawing on the Redraw Retention Amount (if any).

          Remittance Date means the day which is two (2) Business Days before a Payment Date.

          Sale Notice means any Sale Notice (as defined in the Master Trust
          Deed) which may be given by the Approved Seller to the Trustee as trustee of the Trust after the date of execution of this Supplementary Terms Notice and which is subsequently accepted by the Trustee.

          Security Trust Deed means the agreement so entitled dated on or before the date of this Supplementary Terms Notice between the Trustee, the Manager, the Note Trustee and the Security Trustee.

          Security Trustee's Fee means the fee payable under clause 11.2 of the Security Trust Deed.

          Seller Loan Agreement means the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Approved Seller, the Trustee and the Manager.

          Servicing Agreement means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Servicer.

          Servicing Fee means the fee payable under clause 6.1(c) of this Supplementary Terms Notice and clause 6.1 of the Servicing Agreement.

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          Spread has the meaning given in the Currency Swap in respect of payments by the Trustee under the Currency Swap.

          Step-Up Margin has the meaning given in clause 4.9.

          Stock Exchange means the London Stock Exchange Limited.

          Subscription Agreement means the Underwriting Agreement dated [ ] September 1999 between the Trustee, the Manager, St. George Bank Limited, CSFB, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. in relation to subscription for the Notes.

          Support Facility means each Support Facility (as defined in the Master Trust Deed) which relates to the Trust and includes the Indemnity.

          Support Facility Collateral Account means, in relation to a Support Facility, each Collateral Account as defined in that Support Facility.

          Swap Provider means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

          Three Month Bank Bill Rate on any date means the rate calculated by taking the simple average of the rates quoted on the Reuters Screen BBSW Page at approximately 10.00am, Sydney time, on each of that date and the preceding two Business Days (each a Calculation Day) for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen BBSW Page) having a tenor of 90 days (or, where the relevant date is the first day of the first Interest Period, 60 days) eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on any Calculation Day fewer than five BBSW Reference Banks have quoted rates on the Reuters Screen BBSW Page, the rate for that date shall be calculated as above by taking the rates otherwise quoted by five of the BBSW Reference Banks on application by the parties for such a bill of the same tenor. If in respect of any Calculation Day the rate for that date cannot be determined in accordance with the foregoing procedures then the rate for that Calculation Day shall mean such rate as is agreed between the Manager and St.George having regard to comparable indices then available.

          Threshold Rate means, at any time, 0.25% per annum plus the minimum rate of interest that must be set on all Purchased Receivables where permitted under the relevant Receivable Agreement which will be sufficient (assuming that all relevant parties comply with their obligations at all times under the Transaction Documents, the Purchased Receivables and the related Receivable Rights), when aggregated with the income produced by the rate of interest on all other Purchased Receivables and other Authorised Investments, to ensure that the Trustee will have available to it sufficient Collections to enable it to comply with its obligations under the Transaction Documents relating to the Trust as they fall due (including the repayment of any Principal Draws by the Final Maturity Date of all Notes).

          Title Perfection Event means, in relation to the Trust, the events set out in clause 10.

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          Total Available Funds means, for a Collection Period, the aggregate of:

          (a)  the Available Income for that Collection Period;

          (b) any Principal Draw which the Trustee is required to allocate under clause 5.6 on or before the Payment Date for that Collection Period; and

          (c) any Liquidity Draw which the Trustee is required to make under clause 5.7 on or before the Payment Date for that Collection Period.

          Total Invested Amount means, at any time, the sum of:

          (a)  all Invested Amounts of all Class A Notes; and

          (b) the US$ Equivalent of all Invested Amounts of all Class B Notes, at that time.

          Total Payments means, in relation to a Collection Period, all amounts paid by the Trustee under clause 5.1 on the Payment Date in relation to that Collection Period.

          Total Stated Amount means, at any time, the sum of the aggregate of the Class A Stated Amounts and the aggregate of the US$ Equivalent of the Class B Stated Amounts at that time.

          Transaction has the meaning given to it under the relevant ISDA Master Agreement.

          Transaction Document means each Transaction Document (as defined in the Master Trust Deed) to the extent that it relates to the Trust, the Notes or the Seller Loan Agreement.

          Trust means the Crusade Global Trust No. 1 of 1999 constituted under the Master Trust Deed and the Notice of Creation of Trust.

          Trust Expenses means, in relation to a Collection Period (and in the following order of priority):

          (a) first, Taxes payable in relation to the Trust for that Collection Period;

          (b) second, any other Expenses relating to the Trust for that Collection Period which are not covered by (c) to (i) (inclusive) below;

          (c) third, pari passu the Trustee's Fee for that Collection Period, the Security Trustee's Fee for that Collection Period and any fee payable to the Note Trustee under the Note Trust Deed for that Collection Period;

          (d)  fourth, the Servicing Fee for that Collection Period;

          (e)  fifth, the Manager's Fee for that Collection Period;

          (f)  sixth, the Custodian Fee for that Collection Period;

          (g) seventh, pari passu any fee or expenses payable to the Principal Paying Agent, any other Paying Agent or the Calculation Agent under the Agency Agreement;

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          (h)  eighth, any costs, charges or expenses (other than fees) incurred by, and any liabilities owing under any indemnity granted to, any Note Manager, the Manager, the Security Trustee, the Servicer, the Note Trustee, a Paying Agent or the Calculation Agent in relation to the Trust under the Transaction Documents, for that Collection Period; and

          (i) ninth, any amounts payable to the Currency Swap Provider under clause 5.19(b),

          all of the amounts in paragraphs (a) to (i) (inclusive) being Expenses for the purposes of the Master Trust Deed.

          US$ Account means, in relation to the Trust, the US$ account opened with the Principal Paying Agent or any other account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal Paying Agent is an Approved Bank.

          US$ Equivalent means:

          (a) in relation to an amount denominated or to be denominated in Australian dollars, that amount converted to (and denominated in) US$ at the US$ Exchange Rate; or

          (b)  in relation to an amount denominated in US$ the amount of US$.

          US$ Exchange Rate means, on any date, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Currency Swap for the exchange of Australian dollars for United States dollars.

2.2       Interpretation

          Clause 1.2 of the Master Trust Deed is incorporated into this Supplementary Terms Notice as if set out in full, except that any reference to Deed is replaced by a reference to Supplementary Terms Notice and any reference to United States dollars, USD and US$ is to currency of the United States of America.

2.3       Limitation of liability

          (a)  General

               Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this Supplementary Terms Notice.

          (b)  Liability of Trustee limited to its right of indemnity

               (i) The Trustee enters into this Supplementary Terms Notice only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability arising under or in connection with this Supplementary Terms Notice or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of

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                    the Trustee to be exonerated or indemnified for the
                    liability. This limitation of the Trustee's liability applies despite any other provision of this Supplementary Terms Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Supplementary Terms Notice or the Trust.

               (ii) Subject to paragraph (iii) below, no person (including any
                    Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust
                    Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

               (iii) The provisions of this clause 2.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

               (iv) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

               (v) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Supplementary Terms Notice or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (iii) above.

               (vi) In this clause, Relevant Parties means each of the Manager, the Servicer, the Custodian, the Calculation Agent, each

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                    Paying Agent, the Note Trustee and the provider of any
                    Support Facility.

               (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

2.4       Knowledge of Trustee

          In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

3.       Direction and Trust Back
--------------------------------------------------------------------------------

          (a) A Trust Back, entitled Crusade Global Trust Back No. 1 of 1999, is created in relation to Other Secured Liabilities secured by the Purchased Receivable Securities.

          (b) The parties agree that the Trust will be a Trust for the purposes of the Transaction Documents.

4.        Notes
--------------------------------------------------------------------------------

4.1       Conditions of Notes

          (a) The conditions of the Class B Notes will be as set out in the Master Trust Deed, as supplemented and amended by the provisions set out in this Supplementary Terms Notice.

          (b) The conditions of the Class A Notes will be as set out in the Master Trust Deed, the Conditions, the Note Trust Deed and this Supplementary Terms Notice.

4.2       Summary of conditions of Notes

          Under clause 6.3 of the Master Trust Deed, the Manager provides the following information in respect of the Notes.

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         (a)  Class of Note:           There will be the following Classes of
                                       Notes. Under the Transaction document
                                       each shall be treated as a separate Class of Notes:

                                       (i)    Class A-1 Notes

                                       (ii)   Class A-2 Notes

                                       (iii)  Class A-3 Notes

                                       (iv)   Class B Notes.

         (b)  Total Initial Invested   (i)    Class A-1 Notes - US$300,000,000
              Amount of each Class of
              Notes:                   (ii)   Class A-2 Notes - US$569,000,000

                                       (iii)  Class A-3 Notes - US$125,000,000

                                       (iv)   Class B Notes - A$[   ]


         (c)  Manner and order in      As set out in clause 5
              which principal and
              interest is to be paid
              on Notes:

         (d)  Margin:                  Up to, but excluding, the Quarterly
                                       Payment Date falling in November 2006,
                                       the following percentages per annum in
                                       respect of each Class:

                                       Class A-1 Notes [   ]% per annum

                                       Class A-2 Notes [   ]% per annum

                                       Class A-3 Notes [   ]% per annum

                                       Class B Notes [   ]% per annum,

                                       and for each Interest Period following
                                       the Quarterly Payment Date in November
                                       2006, the Step-Up Margin in respect of
                                       that Class.

         (e)  Initial Invested         Class A-1 Notes: US$100,000 per Note.
              Amount:
                                       Class A-2 Notes: US$100,000 per Note.

                                       Class A-3 Notes: US$100,000 per Note.

                                       Class B Notes: A$[*] per Note.


         (f)  Rating:                  (i)    Class A Notes - AAA long term
                                              credit rating from S&P, Aa1 long
                                              term credit rating from Moody's
                                              and AAA long term credit rating
                                              from Fitch IBCA.

                                       (ii)   Class B Notes - AAA- long term
                                              credit rating from S&P, Aa1 long
                                              term credit rating from Moody's
                                              and AAA- long term credit rating
                                              from Fitch IBCA.

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         (g)  Issue Price:             (i)    Class A-1 Notes - issued at 100
                                              per cent.

                                       (ii)   Class A-2 Notes - issued at 100
                                              per cent.

                                       (iii)  Class A-3 Notes - issued at 100
                                              per cent.

                                       (iv)   Class B Notes - issued at 100 per
                                              cent.

         (h)  Quarterly Payment        (i)    Class A Notes - the 15th day of
              Dates:                          November, February, May and August
                                              in each year (New York time)

                                       (ii)   Class B Notes - the 15th day of
                                              November, February, May and August
                                              (Sydney time)

                                       (iii)  If, in either case, that day is
                                              not a Business Day, the Quarterly
                                              Payment Date shall be adjusted in
                                              accordance with the Modified
                                              Following Business Day Convention.
                                              The first Quarterly Payment Date
                                              for the Class A Notes will be 15
                                              November 1999 (New York time) and
                                              the first Quarterly Payment Date
                                              for the Class B Notes will be 15
                                              November 1999 (Sydney time). In
                                              each case, the final Quarterly
                                              Payment Date is the earlier of the
                                              applicable Final Maturity Date and
                                              the Payment Date on which the
                                              Notes are redeemed in full or, in
                                              the case of the Class A Notes,
                                              repurchased under the Conditions.

         (i)  Final Maturity Date:     (i)    Class A-1 Notes - the Quarterly
                                              Payment Date falling in August
                                              2009

                                       (ii)   Class A-2 Notes - the Quarterly
                                              Payment Date falling in May 2021

                                       (iii)  Class A-3 Notes - the Quarterly
                                              Payment Date falling in February
                                              2030

                                       (iv)   Class B Notes - the Quarterly
                                              Payment Date falling in February
                                              2030

                                       (v)    In each case, the date specified
                                              shall be subject to adjustment in
                                              accordance with the Modified
                                              Following Business Day Convention.

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4.3       Issue of Notes

          (a) Class A Notes must be issued in amounts, or on terms, such that their offer for subscription and their issue will comply with:

               (i) the Financial Services Act 1986 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995; and

               (ii) the United States Securities Act of 1933, the Exchange Act,
                    all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the Offer or issue of, or subscription for, Notes.

          (b) Class B Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Investment Amount of A$500,000 or must otherwise be issued on terms that they will constitute an excluded issue of securities for the purpose of the Corporations Law.

4.4       Trustee's Covenant to Noteholders and the Note Trustee

          Subject to the terms of the Master Trust Deed and this Supplementary Terms Notice, the Trustee:

          (a) acknowledges its indebtedness in respect of the Invested Amount of each Note and interest thereon;

          (b) covenants for the benefit of each Noteholder and the Note Trustee that it will (subject to receiving any directions required under and given in accordance with the Transaction Documents):

               (i) make all payments on or in respect of the Notes held by that Noteholder on the due date for payment;

               (ii) comply with the terms of this Supplementary Terms Notice and the Transaction Documents to which it is a party; and

               (iii) pay the Stated Amount in relation to the Notes held by that
                    Noteholder on the Final Maturity Date and accrued and unpaid interest thereon.

4.5       Repayment of Notes on Payment Dates

          (a) On each Quarterly Payment Date for a Note, the Invested Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Quarterly Payment Date in respect of that Note.

          (b) All payments of principal on Class A Notes will be made in United States dollars.

          (c) All payments of principal on Class B Notes will be made in Australian Dollars.

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4.6       Final Redemption

          Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Invested Amount of that Note shall be finally discharged, on the first to occur of:

          (a) the date upon which the Invested Amount of that Note is reduced to zero;

          (b) the date upon which the relevant Noteholder renounces in writing all of its rights to any amounts payable under or in respect of that Note;

          (c) the date on which all amounts received by the Note Trustee with respect to the enforcement of the Security Trust Deed are paid to the Principal Paying Agent;

          (d) the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed and this Supplementary Terms Notice; and

          (e)  the Final Maturity Date.

4.7       Period During Which Interest Accrues

          Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Terms Notice from the Closing Date to the date upon which that Note is finally redeemed under clause 4.6.

4.8       Calculation of Interest

          (a) Subject to paragraph (b) and (d), interest payable on each Note in respect of each Interest Period is calculated:

               (i)  on a daily basis at the applicable Interest Rate;

               (ii) on the Invested Amount of that Note as at the first day of that Interest Period; and

               (iii) on the basis of the actual number of days in that Interest
                    Period and a year of 365 days (in the case of Class B Notes) or 360 days (in the case of Class A Notes),

               and shall accrue due from day to day.

          (b) No interest will accrue on any Note for the period from and including:

               (i) the date on which the Stated Amount of that Note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero); or

               (ii) if the Stated Amount of the Note on the due date for
                    redemption in full of the Note is not zero, the due date for redemption of the Note, unless after the due date for redemption, payment of principal due is improperly withheld or refused, following which interest shall continue to accrue

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                    on the Invested Amount of the Note at the rate from time to time applicable to the Note until the later of:

                    (A) the date on which the moneys in respect of that Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect is given in accordance with the relevant Conditions; and

                    (B) the Stated Amount of that Note has been reduced to zero, provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that Note becomes greater than zero.

          (c) All payments of interest on Class A Notes will be made in United States dollars.

          (d) All payments of interest on Class B Notes will be made in Australian dollars.

          (e) If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a Business
               Day) that unpaid Interest shall itself bear interest at the Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

               (i) in the case of the Class A Notes, notice of that availability has been duly given in accordance with Condition 12; or

               (ii) in the case of the Class B Notes, there is full satisfaction of those amounts, to be determined in accordance with clause
                    32.4 of the Master Trust Deed (as amended in accordance with this Supplementary Terms Notice).

4.9       Step-Up Margin

          If the Trustee has not repurchased or redeemed all of a Class of the Class A Notes on or before:

          (a)  in the case of the Class A-1 Notes, November 2006;

          (b)  in the case of the Class A-2 Notes, November 2006;

          (c)  in the case of the Class A-3 Notes, November 2006;

          the Margin for that Class on and from that date will be the following percentages per annum (each a Step-Up Margin):

               (i)  in the case of the Class A-1 Notes, [*]%;

               (ii) in the case of the Class A-2 Notes, [*]%; and

               (iii) in the case of the Class A-3 Notes, [*]%.

4.10      Aggregate receipts

          Notwithstanding anything in clauses 5.4 and 5.5, no Noteholder will be entitled to receive aggregate principal under any of those clauses on any Note at any time in excess of the Invested Amount for that Note at that time.

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          The Trustee, the Manager, the Note Trustee, the Security Trustee and
          the Paying Agents may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

5.        Cashflow Allocation Methodology
------------------------------------------------------------------------------
5.1       Total Available Funds

          (a) (Monthly) Subject to paragraph (b), on each Monthly Payment Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay out of Total Available Funds, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

               (i) first, an amount equal to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the Noteholders and the other Creditors that have the benefit of the Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest Adjustment) provided that the total amount of Accrued Interest Adjustments with respect to any Quarterly Collection Period (other than the Quarterly Collection Period ending on 15 November 2000) shall not exceed an amount equal to 0.15% multiplied by the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period multiplied by the actual number of days in that Quarterly Collection Period divided by 365;

               (ii) second, repayment to the Mortgage Insurer of any payment in the nature of income received from an Obligor for which the Mortgage Insurer previously paid under the relevant Mortgage Insurance Policy by way of timely payment cover;

               (iii) third, any interest payable by the Trustee under the Redraw
                    Facility Agreement; and

               (iv) fourth, any repayment of a Liquidity Draw made on or prior to the previous Monthly Payment Date.

          (b) (Limit) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(iv) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

          (c) (Quarterly) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions

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               provided to it by the Manager, the Trustee must pay or cause to be paid out of Total Available Funds, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

               (i) first, subject to clause 5.1(a)(i), an amount equal to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the Noteholders and the other Creditors that have the benefit of the Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest Adjustment);

               (ii) second, repayment to the Mortgage Insurer of any payment in the nature of income received from an Obligor for which the Mortgage Insurer previously paid under the relevant Mortgage Insurance Policy by way of timely payment cover;

               (iii) third, payment to the Swap Provider under the Interest Rate
                    Swap of any Break Payments received by or on behalf of the Trustee from an Obligor or the Mortgage Insurer during the Quarterly Collection Period;

               (iv) fourth, (unless specified later in this clause 5.1(c)),
                    Trust Expenses which have been incurred prior to that Quarterly Payment Date and which have not previously been paid or reimbursed under an application of this clause 5.1 (in the order of priority set out in the definition of Trust Expenses);

               (v)  fifth, pari passu and rateably as between themselves:

                    (A) any fees payable by the Trustee under the Redraw Facility Agreement; and

                    (B)  any fees payable by the Trustee under an Interest
                         Hedge;

               (vi) sixth, without duplication, any amounts that would have been payable under this clause 5.1(c) (other than under sub-paragraph (x)) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee and in the order they would have been paid under that prior application of this clause 5;

               (vii) seventh, payment to the Mortgage Insurer of an amount equal to the greater of the following:

                    (A)  zero; and

                    (B) the difference between any overpayment by the Mortgage Insurer of amounts in respect of income (for which the Mortgage Insurer has not previously been reimbursed) and the aggregate of the Excess Distributions paid to the Beneficiary on previous Quarterly Payment Dates under clause 5.3(a);

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\               (viii) eighth, pari passu and rateably as between themselves:

                    (A) any interest payable by the Trustee under the Redraw Facility Agreement;

                    (B) any amounts payable by the Trustee under an Interest Hedge not included in (iii) or (v) above;

                    (C) any repayment of a Liquidity Draw made on or prior to the previous Monthly Payment Date; and

                    (D) the payment to the Currency Swap Provider under each Confirmation relating to Class A Notes of the A$ Class A Interest Amount payable under that Confirmation at that date;

               (ix) ninth, any amounts that would have been payable under sub-paragraph (x) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee;

               (x) tenth, the payment to the Class B Noteholders of the Class B Interest amount as at that date; and

               (xi) eleventh, payment to the Mortgage Insurer of an amount equal to any overpayment by the Mortgage Insurer of amounts in respect of income (for which the Mortgage Insurer has not previously been reimbursed).

          (d)  The Trustee shall only make a payment under any of sub-paragraphs
               (c)(i) to (c)(xi) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

5.2       Excess Available Income - Reimbursement of Charge Offs and Principal
          Draws

          (a) Subject to paragraph (b), on each Quarterly Determination Date, the Manager must apply any Excess Available Income for the Quarterly Collection Period relating to that Quarterly Determination Date in the following order of priority:

               (i) first, the Excess Available Income must be applied in reimbursement of all Principal Charge Offs for that Quarterly Collection Period;

               (ii) second, the balance of the Excess Available Income (after application under paragraph (i)) must be applied pari passu and rateably between themselves (based on the Redraw Principal Outstanding and the A$ Equivalent of the Stated Amount of the Class A Notes, as the case may be):

                    (A) as a payment, to the Currency Swap Provider under a Confirmation relating to the Class A Notes, of the A$ Equivalent of any Carryover Class A Charge Offs; and

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                    (B)  as a repayment under the Redraw Facility Agreement, as a reduction of, and to the extent of, the Carryover Redraw Charge Offs;

               (iii) third, the balance of the Excess Available Income (after application under paragraphs (i) and (ii)) must be applied to all Principal Draws which have not been repaid as at that Quarterly Payment Date; and

               (iv) fourth, the balance of the Excess Available Income (after application under paragraphs (i) to (iii) (inclusive)) must be applied in or towards reinstating the Stated Amount of the Class B Notes to the extent of any Carryover Class B Charge Offs.

               Any amount applied pursuant to sub-paragraphs (i) to (iv) (inclusive) above will be treated as Principal Collections to the extent of that application and in the case of amounts paid under sub-paragraph (ii) or (iv) will be paid on the Payment Date following that Determination Date.

          (b)  The Trustee shall only make a payment under any of sub-paragraphs
               (a)(i) to (a)(iv) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that payment have been distributed.

5.3       Excess Distribution

          (a) The Trustee must at the written direction of the Manager pay any Excess Distribution for a Quarterly Collection Period to the Beneficiary on the relevant Quarterly Payment Date.

          (b) The Trustee may not recover any Excess Distributions from the Beneficiary once they are paid to the Beneficiary except where there has been a manifest error in the relevant calculation of the Excess Distributions.

5.4       Principal Distributions

          (a) (Monthly) Subject to paragraph (b), on each Monthly Payment Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

               (i) first, repayment to the Mortgage Insurer of any payment in the nature of principal received from an Obligor for which the Mortgage Insurer previously paid under the relevant Mortgage Insurance Policy by way of timely payment cover;

               (ii) second, to allocate to Total Available Funds any Principal
                    Draw calculated in accordance with clause 5.6;

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               (iii) third, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date; and

               (iv) fourth, subject to clause 5.5(d), to repay all Redraw
                    Principal Outstanding under the Redraw Facility Agreement on that Payment Date.

          (b) (Monthly Limit) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(iv) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

          (c) (Quarterly) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

               (i) first, repayment to the Mortgage Insurer of any payment in the nature of principal received from an Obligor for which the Mortgage Insurer previously paid under the relevant Mortgage Insurance Policy by way of timely payment cover;

               (ii) second, to allocate to Total Available Funds any Principal
                    Draws calculated in accordance with clause 5.6;

               (iii) third, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date;

               (iv) fourth, subject to clause 5.5(d), to repay any Redraws provided by the Approved Seller in relation to Purchased Receivables in accordance with clause 5.5 to the extent that it has not previously been reimbursed in relation to those Redraws;

               (v) fifth, to repay all Redraw Principal Outstanding under the Redraw Facility Agreement on that Quarterly Payment Date;

               (vi) sixth, to retain in the Collection Account as a provision to reimburse further Redraws an amount equal to the Redraw Retention Amount for the next Quarterly Collection Period;

               (vii) seventh, as a payment to the Currency Swap Provider under a
                    Confirmation relating to the Class A-1 Notes, of an amount equal to the lesser of:

                    (A) the amount available for distribution under this sub-paragraph (vii) after all payments which have priority under this paragraph (c); and

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                    (B)  the A$ equivalent of the Class A Invested Amounts for all Class A-1 Notes


               (viii) eighth, as a payment to the Currency Swap Provider under a
                    Confirmation relating to the Class A-2 Notes, of an amount equal to the lesser of:

                    (A) the amount available for distribution under this sub-paragraph (viii) after all payments which have priority under this paragraph (c); and

                    (B) the A$ Equivalent of the Class A Invested Amounts for all Class A-2 Notes.

               (ix) ninth, as a payment to the Currency Swap Provider under a
                    Confirmation relating to the Class A-3 Notes, of an amount equal to the lesser of:

                    (A) the amount available for distribution under this sub-paragraph (ix) after all payments which have priority under this paragraph (c); and

                    (B) the A$ Equivalent of the Class A Invested Amounts for all Class A-3 Notes.

               (x) tenth, as payment to the Class B Noteholders, of an amount equal to the lesser of:

                    (A) the amount available for distribution under this sub-paragraph (x) after all payments which have priority under this clause 5.4; and

                    (B)  the Invested Amounts in respect of all Class B Notes.

          (d) (Quarterly Limit) The Trustee shall only make a payment under any of sub-paragraphs (c)(i) to (c)(x) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

          (e) (Final Maturity Date) On the Business Day immediately following the date on which all Secured Moneys (as defined in the Security Trust Deed) are fully and finally repaid, and only after payment of all amounts referred to in paragraphs (a) and (c), the Trustee must pay any Principal Collections which remain available to the Approved Seller in reduction of the Principal Outstanding (as defined in the Seller Loan Agreement) as a full and final settlement of the obligations of the Trustee under the Seller Loan Agreement.

5.5       Redraws

          (a) The Approved Seller, after receiving confirmation that it may do so from the Manager, may make Redraws to Obligors under Purchased Receivables so that the then scheduled principal balance of those Purchased Receivables is not exceeded.

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          (b)  The Trustee and the Manager irrevocably authorise the Approved
               Seller to deduct from Gross Principal Collections to reimburse itself in relation to any Redraw for which it has not previously been reimbursed under this clause 5.5(b) or clause 5.5(d).

          (c) On each Quarterly Determination Date the Manager shall determine an amount, not exceeding 2% of the total Invested Amount of all Notes, which it reasonably anticipates will be required in the Quarterly Collection Period in which that Quarterly Determination Date occurs to fund further Redraws under Purchased Receivables in addition to any prepayments of principal that it anticipates will be received from Obligors during that Quarterly Collection Period. That amount, from time to time, less amounts withdrawn or deposited as described in this clause 5.5, is called the Redraw Retention Amount. The Manager shall on the day of such determination advise the Trustee of the amount so determined.

          (d) In addition to the Approved Seller's right of reimbursement under clause 5.5(b), the Trustee shall on each Business Day it receives a direction from the Manager to do so, reimburse the Approved Seller for Redraws made on or before that Business Day for which it has not received reimbursement but only to the extent of the aggregate of:

               (i) the Redraw Retention Amount for that Quarterly Collection Period to the extent it has been funded under clause 5.4(c)(vi); and

               (ii) any amount which the Manager is entitled to direct the
                    Trustee to draw under the Redraw Facility Agreement at that time.

          (e) If the Manager determines on any Business Day that there is a Redraw Shortfall, the Manager may on that date direct in writing the Trustee to make a drawing under the Redraw Facility Agreement on that or any other Business Day equal to the amount which the Trustee is permitted to draw under clause 3.1(c) of the Redraw Facility Agreement at that time.

5.6       Determination Date - Payment Shortfall

          If the Manager determines on any Monthly Determination Date that there is a Payment Shortfall for the relevant Monthly Collection Period the Manager must direct the Trustee to pay out of Principal Collections, as a principal distribution under clause 5.4, an amount (the Principal
          Draw) equal to the lesser of:

          (a)  the Payment Shortfall; and

          (b) the amount of Principal Collections available for distribution on the Monthly Payment Date following that Monthly Determination Date.

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5.7       Monthly Determination Date - Liquidity Shortfall

          (a) If the Manager determines on any Monthly Determination Date that there is a Liquidity Shortfall for the relevant Monthly Collection Period the Manager must on that date direct the Trustee to make a Liquidity Draw on or before the Monthly Payment Date following that Monthly Determination Date equal to the Liquidity Shortfall provided that if the balance of the Liquidity Account at the time of the direction by the Manager is less than the Liquidity Shortfall, the Liquidity Draw referred to in the direction shall be in respect only of the balance of the Liquidity Account.

          (b) The Trustee must, if so directed by the Manager make that Liquidity Draw and have the proceeds of the Liquidity Draw deposited or transferred into the Collection Account on or before such Monthly Payment Date. The Manager must deal with the amount so deposited in accordance with this clause 5.

          (c) The Trustee shall maintain the Liquidity Account as an interest bearing account in accordance with the Transaction Documents (including clause 21 of the Master Trust Deed). The Manager shall not direct the Trustee to, and the Trustee shall not make any withdrawal from the Liquidity Account except for the following purposes:

               (i) to make or fund a Liquidity Draw in accordance with this clause 5;

               (ii) to transfer the credit balance of the Liquidity Account in accordance with clause 21.1(d) of the Master Trust Deed;

               (iii) to pay financial institutions duty, bank accounts debit tax or equivalent Taxes payable in respect of the Liquidity Account;

               (iv) to the extent that the credit balance of the Liquidity
                    Account exceeds the Liquidity Reserve, to distribute that excess as a Gross Principal Collection in accordance with this clause 5; and

               (v) to distribute on the Final Maturity Date or on the date the Notes are fully and finally redeemed the credit balance of the Liquidity Account as a Gross Principal Collection in accordance with this clause 5.

5.8       Allocating Liquidation Losses

          On each Quarterly Determination Date, the Manager must determine, in relation to the aggregate of all Liquidation Losses arising during that Quarterly Collection Period:

          (a) the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant Purchased Receivables (Finance Charge Loss); and

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          (b)  the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Receivables (Principal Loss),

          on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Receivable are applied first against interest, fees and other Enforcement Expenses (other than Property Restoration Expenses) relating to that Purchased Receivable, and then against the Housing Loan Principal and Property Restoration Expenses relating to that Purchased Receivable.

5.9       Insurance claims

          (a) If, on any Monthly Determination Date, the Manager determines that there has been a Liquidation Loss in relation to a Purchased Receivable during the immediately preceding Monthly Collection Period, the Manager shall direct the Servicer (if the Servicer has not already done so), promptly, and in any event so that the claim is made within the time limit specified in the relevant Mortgage Insurance Policy for that Purchased Receivable without the amount of the claim becoming liable to be reduced by reason of delay, to make a claim under the relevant Mortgage Insurance Policy.

          (b) Upon receipt of any amount under or in respect of a Mortgage Insurance Policy in payment of a claim referred to in paragraph
               (a), the Manager must determine which part of the amount is attributable to interest, fees and other amounts in the nature of income, and which part of that amount is attributable to principal.

          (c) The Manager shall use best endeavours to ensure that the Servicer promptly makes any claims required by way of timely payment cover under a Mortgage Insurance Policy in accordance with clause 3.1(f) of the Servicing Agreement.

5.10      Payments before Payment Date

          (a) Subject to the Transaction Documents, by no later than 4.00 pm (Sydney time) on the Remittance Date for a Collection Period, the Manager must deposit or use its best endeavours to procure that the Servicer deposits, in the Collection Account all Available Income and Principal Collections for that Collection Period to the extent received on or before that date.

          (b)  The Manager must direct the Trustee to:

               (i) apply amounts credited to the Collection Account in making payments in discharge of the Trustee's obligations under this clause 5; and

               (ii) make the applications and reinstatements required or
                    contemplated by this clause 5,

               in each case, under and in accordance with this clause 5.

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5.11      Charge Offs

          If the Principal Charge Offs for any Quarterly Collection Period exceeds the Excess Available Income calculated on the Quarterly Determination Date for that Quarterly Collection Period, the Manager must, on and with effect from the Quarterly Payment Date immediately following the end of the Quarterly Collection Period:

          (a) reduce pari passu and rateably as between themselves the Class B Stated Amount of each of the Class B Notes by the amount of that excess which is attributable to each Class B Note until the Class B Stated Amount is zero (Class B Charge Offs); and

          (b) if the Class B Stated Amount is zero and any amount of that excess has not been applied under paragraph (a), reduce pari passu and rateably as between the Class A Notes and the Redraw Facility Agreement with respect to the balance of that excess:

               (i) rateably as between each of the Class A Notes, the Class A Stated Amount on each of the Class A Notes until the Class A Stated Amount of that Class A Note is zero (Class A Charge
                    Offs); and

               (ii) the Redraw Principal Outstanding under the Redraw Facility
                    Agreement applied against Redraw Advances (as defined in the Redraw Facility Agreement) in reverse chronological order of their Drawdown Dates (as defined in the Redraw Facility Agreement), until the Redraw Principal Outstanding is zero (Redraw Charge Offs).

5.12      Payments into US$ Account

          (a) The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the Currency Swap Provider under the Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement on behalf of the Trustee.

          (b) If any of the Trustee, the Manager or the Servicer receives any amount denominated in US$ from the Currency Swap Provider under the Currency Swap they will promptly pay that amount to the credit of the US$ Account.

5.13      Payments out of US$ Account

          (a) The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Note Trust Deed and the Agency Agreement.

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          (b)  All amounts credited to the US$ Account by the Currency Swap
               Provider in relation to a payment by the Trustee in no order of priority:

               (i) under clause 5.1(c)(vi) and (c)(viii)(D), will be paid pari passu in relation to Class A Notes as payments of Class A Interest on those Class A Notes;

               (ii) under clause 5.2(a)(ii)(A), will be paid pari passu in relation to Class A Notes in or towards reinstating the Stated Amount of those Class A Notes, to the extent of the Carryover Class A Charge Offs;

               (iii) amounts credited under clause 5.4(c)(vii), pari passu to
                    Class A-1 Noteholders as Class A Principal Payments on the Class A-1 Notes until the Class A Invested Amounts of the Class A-1 Notes have been reduced to zero;

               (iv) amounts credited under clause 5.4 (c)(viii) pari passu to
                    Class A-2 Noteholders as Class A Principal payments on the Class A-2 Notes until the Class A Invested Amounts of the Class A-2 Notes have been reduces to zero; and

               (v) amounts credited under clause 5.4(c) (ix) pari passu to Class A-3 Noteholders as Class A Principal payments on the Class A-3 Notes until the Class A Invested Amounts of the Class A-3 Notes have been reduced to zero.

5.14      Rounding of amounts

          In making the calculations required or contemplated by this clause 5, the Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Terms Notice.

5.15      Manager's Report

          The Manager will provide to the Trustee, the Note Trustee and the Designated Ratings Agencies, the Manager's Report for a Collection Period no later than 4.00pm (Sydney time) on the Remittance Date following that Collection Period.

5.16      Payment Priorities Following an Event of Default:  Security Trust Deed

          Following an Event of Default as defined in the Security Trust Deed, the priority of payments with respect to the Trust will be governed by the Security Trust Deed.

5.17      Prescription

          Despite any other provision of this Supplementary Terms Notice and the Master Trust Deed, Condition 8 of the Class A Notes applies to all amounts payable in relation to any Class A Note.

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5.18      Accounting Procedures:  Principal & Interest

          To facilitate the implementation of this Cashflow Allocation Methodology, the Manager will keep accounting records in accordance with the Transaction Documents and will keep separate ledgers, including a "Principal Account", "Income Account" and "Cash Account", into which credit and debit entries will be made to record receipts and payments of principal, income or amounts unallocated at the relevant time.

5.19      Replacement of Currency Swap

          (a) If the Currency Swap is terminated, the Trustee must at the direction of the Manager enter into one or more currency swaps which replace the Currency Swap (other than by way of transfer under section 6(b) of the Currency Swap) (collectively a Replacement Currency Swap) but only on the condition:

               (i)  that the Settlement Amount (as defined in the Currency
                    Swap), if any, which is payable by the Trustee to the Currency Swap Provider on termination of the Currency Swap will be paid in full when due in accordance with this Supplementary Terms Notice and the Currency Swap;

               (ii) the ratings assigned to the Notes are not adversely
                    affected; and

               (iii) the liability of the Trustee under that Replacement
                    Currency Swap is limited to at least the same extent that its liability is limited under the Currency Swap.

          (b) If the condition in paragraph (a) is satisfied, the Trustee must at the direction of the Manager enter into the Replacement Currency Swap and if it does so it must direct the provider of the Replacement Currency Swap to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount to the Currency Swap Provider as referred to in paragraph (a). If the Settlement Amount (if any) is payable by the Currency Swap Provider to the Trustee, the Manager shall direct the Currency Swap Provider to pay such amount direct to the Replacement Currency Swap Provider in satisfaction of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

               (i) payable by the Trustee to the Replacement Swap Provider, then the:

                    (A) excess of the Settlement Amount over the upfront premium will be included as Available Income for the relevant Collection Period; and

                    (B) excess of the upfront premium payable over the Settlement Amount will be satisfied by the Trustee as a Trust Expense; and

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                    (ii) payable by the Replacement Swap Provider to the
                         Trustee, then the:

                         (A) excess of the Settlement Amount over the upfront premium will be satisfied by the Trustee as a Trust Expense; and

                         (B) excess of the upfront premium over the Settlement Amount will be included as Available Income for the relevant Collection Period.

5.20      Notice of calculations

          The calculations outlined in this clause 5, or required to be made by the Manager under any Condition, must be made by the Manager and notified to the Trustee on each Determination Date. The Manager must also notify the Trustee of all details of payments which are to be made by or on behalf of the Trustee on each Payment Date. The Manager must also notify the Currency Swap Provider of all payments which are to be made by or on behalf of the Trustee on each Quarterly Payment Date under clauses 5.1(c)(vi), 5.1(c)(viii)(D), 5.2(a)(ii)(A), 5.4(c)(vii), 5.4(c)(viii) and 5.4(c)(ix) on each relevant Quarterly Determination Date. In the absence of manifest error, each of the Trustee and the Currency Swap Provider is entitled to rely conclusively on (and will rely on) the Manager's calculations and notifications and is not required to (and it will not) investigate the accuracy of them.

5.21      Bond Factors

          (a) On each Quarterly Determination Date, the Manager will, in respect of the Collection Period ending before that Quarterly Determination Date, calculate or otherwise ascertain the Class A Bond Factors and the Class B Bond Factor.

          (b) The Manager shall notify all Class B Noteholders, the Principal Paying Agent, the Note Trustee and the Calculation Agent as soon as practicable after (and in any event by not later than the Quarterly Payment Date immediately following) the relevant Quarterly Determination Date of the relevant Class A Bond Factors and the Class B Bond Factor.

5.22      Loan Offset Interest

          On each Monthly Determination Date, the Approved Seller shall pay to the Trustee an amount equal to all Loan Offset Interest Amounts for the Monthly Collection Period immediately preceding that Monthly Determination Date.

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6.        Master Trust Deed and Servicing Agreement
------------------------------------------------------------------------------

6.1       Completion of details in relation to Master Trust Deed

          (a)  (Manager fee)

               For the purpose of clause 15 of the Master Trust Deed, the fee payable to the Manager in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

               (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

               (ii) at the rate of [0.09%] per annum or as otherwise agreed by the Manager and the Trustee from time to time; and

               (iii) on the actual number of days in the Quarterly Collection
                    Period divided by 365 days,

               and shall accrue due from day to day. That fee is payable in Australian dollars.

          (b)  (Trustee's Fee and Security Trustee's Fee)

               (i)  For the purpose of clause 19.1 of the Master Trust Deed and
                    11.2 of the Security Trust Deed, the combined fee payable to the Trustee and the Security Trustee in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

                    (A) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

                    (B) at the rate of 0.032% per annum or as otherwise agreed by the Manager, the Trustee and the Security Trustee from time to time; and

                    (C) on the actual number of days in the Quarterly Collection Period divided by 365 days,

                    and shall accrue due from day to day. That fee is payable in Australian dollars.

                    (ii) If the Trustee or the Security Trustee (as the case may
                         be) is required at any time to undertake duties which relate to the enforcement of the terms of any Transaction Document by the Trustee or Security Trustee (as the case may be) upon a default by any other party under the terms of that Transaction Document, the Trustee or Security Trustee (as the case may be) is entitled to such additional remuneration as may be agreed between the Trustee or the Security Trustee (as the case may be) and the Manager or, failing agreement, such amount as is determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee or the


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                         Security Trustee (as the case may be). The
                         determination of such merchant bank shall be conclusive and binding on the Manager and the Trustee or the Security Trustee (as the case may be) so far as the law allows.

          (c)  (Servicing fee)

               For the purpose of clause 6.1 of the Servicing Agreement, the fee payable to the Servicer in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

               (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

               (ii) at the rate of [0.40%] per annum or as otherwise agreed by the Manager, the Trustee and the Servicer from time to time; and

               (iii) on the actual number of days in the Quarterly Collection
                    Period divided by 365 days,

               or as otherwise agreed by the Trustee, the Manager and the Servicer. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

          (d)  (Custodian fee)

               For the purpose of clause 6.1 of the Custodian Agreement, the fee payable to the Custodian in respect of the Trust for each Quarterly Collection Period will be an amount calculated:

               (i) on the aggregate Housing Loan Principal of the Purchased Receivables on the first day of that Quarterly Collection Period;

               (ii) at the rate of [0.015%] per annum or as otherwise agreed by the Manager, the Trustee and the Custodian from time to time; and

               (iii) on the actual number of days in the Quarterly Collection
                    Period divided by 365 days,

               or as otherwise agreed by the Trustee, the Manager and the Custodian. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

          (e)  (Fee changes to take account of GST)

               None of the above fees in this clause 6.1 are to be increased by reference to any applicable goods and services tax unless:

               (i) the Trustee, the Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

               (ii) the increase will not result in the downgrading or
                    withdrawal of the rating of any Notes.

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6.2       Amendments to Master Trust Deed

          The Master Trust Deed is amended for the purpose of the Trust as follows:

          (a)  Clause 1.1 - Authorised Investment

               For the purposes of the definition of Authorised Investment in clause 1.1 of the Master Trust Deed:

               (i)  each of the investments in paragraphs (b), (d), (e), (f),
                    (g), (h), (i) and (j) of that definition must have a rating of AAA (long term) or A-1+ (short term) (as the case may be) from S&P, a rating of Aaa (long term) or P-1 (short term) (as the case may be) from Moody's and a rating of AAA (long term) or F1+ (short term) (as the case may be) from Fitch IBCA to be an Authorised Investment for the Trust;

               (ii) each of the investments in paragraphs (b) and (d)-(j)
                    inclusive of that definition must mature no later than the next Quarterly Payment Date following its acquisition;

               (iii) each investment must be denominated in Australian Dollars;

               (iv) each investment must be of a type which does not adversely affect the 50% risk weighting attributed to the Notes by the Bank of England (as to which the Trustee may rely on external advice);

               (v) each investment must be held by, or in the name of the Trustee or its nominee; (vi) sub-paragraph (i) is deleted and replaced with the following:

                                    securities which are "mortgage-backed
                                    securities" within the meaning of both the Duties Act, 1997 of New South Wales and the Trustee Act, 1958 of Victoria.

               (vii) sub-paragraph (j)(1) is deleted and replaced with the following:

                                    prescribed for the purposes of
                                    sub-paragraph (d) of the definition of a "prescribed property" in the Duties Act, 1997 of New South Wales, or are otherwise included within the definition of "pool of mortgages" in that Act; and

               (viii) the reference to Stamp Duties Act, 1920 in the last paragraph of that definition is deleted and replaced with Duties Act, 1997.

          (b)  Clause 1.1 - Expenses

               For the purposes of the definition of Expenses in clause 1.1 of the Master Trust Deed, a new paragraph (w) is inserted as follows and the existing paragraph (w) becomes paragraph (x).

                               "(w) any fees and expenses payable to any Stock
                                    Exchange or DTC from time to time by the Trustee;"

          (c)  Clause 1.1 - Extraordinary Resolution

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               For the purposes of the definition of Extraordinary Resolution in clause 1.1 of the Master Trust Deed, that definition is deleted and the following definition is inserted.

                         "Extraordinary Resolution" means, in relation to:

                           (a) the Class B Noteholders, subject to the provisions of the Security Trust Deed:

                                    (i)      a resolution passed at a meeting of
                                             the Class B Noteholders duly
                                             convened and held in accordance
                                             with the provisions contained in
                                             clause 29 of this Master Trust Deed
                                             by a majority consisting of not
                                             less than 75% of the votes able to
                                             be cast by the Class B Noteholders
                                             (cast by show of hands or poll, as
                                             the case may be); or

                                    (ii)     a resolution in writing under
                                             clause 29 of this Master Trust Deed
                                             signed by all the Class B
                                             Noteholders;

                           (b) all Noteholders means, subject to the provisions of the Security Trust Deed a resolution passed by Class B Noteholders duly convened and held in accordance with the provisions contained in clause 29 of this Master Trust Deed and by Class A Noteholders in accordance with the Note Trust Deed, by majority consisting of not less than 75% calculated as follows:

                                         (A x I) + U
                                         -----------

                                             T

                                         Where: A =  the percentage of Class
                                                     B Noteholders voting in
                                                     favour of the
                                                     resolution;

                                                I =  the US$ Equivalent of
                                                     the Invested Amount of
                                                     all Class B Notes;

                                                U =  the aggregate Invested
                                                     Amount of the Class A
                                                     Noteholders who voted in
                                                     favour of the resolution

                                                T =  the Total Invested Amount.

                  (d)      Clause 1.1 - Definitions

                           For the purpose of the Trust, the following new definitions are inserted, in alphabetical order, in clause 1.1 of the Master Trust Deed:

                                    Application for Notes means an application for Class B Notes in the form of schedule 2 to the Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                                    Austraclear means Austraclear Limited.

                                    Austraclear Regulations means the
                                    regulations published by Austraclear.

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                           Austraclear System means the System as defined in the
                           Austraclear Regulations.

                           Marked Note Transfer means a Note Transfer marked as in accordance with clause 7.15 of this Master Trust Deed.

                           Note Acknowledgement means an acknowledgement of the registration of a person as the holder of a Class B Note in the form set out in schedule 3 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                           Note Transfer means a transfer and acceptance of Class B Notes materially in the form of schedule 4 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                           Register means in relation to a Trust, the register required to be maintained in accordance with clause 28 of this Master Trust Deed.

                           Representative means:

                           (i) in the case of any Noteholder, a person appointed as a proxy for that Noteholder under clause 29.9; and

                           (ii)     without limiting the generality of paragraph
                                    (a), in the case of a Noteholder which is a body corporate, a person appointed under clause 29.10 by the Noteholder."

         (e)      Clause 1.1 - Guaranteed Investment Contract

                  For the purposes of the definition of Guaranteed Investment Contract in clause 1.1 of the Master Trust Deed, the words "or any equivalent regulations issued under the Duties Act 1997" are inserted at the end of that definition.

         (f)      Clause 1.1 - Termination Date

                  For the purpose of the definition of Termination Date in clause 1.1 of the Master Trust Deed, the words "and the Trustee and the Manager agree that no further Notes are proposed to be issued by the Trustee in relation to that Trust" are inserted at the end of paragraph (c)(i) of that definition.

         (g)      Clause 4 - Notes

                  For the purposes of the Trust, clause 4 in the Master Trust Deed is deleted and the following new clause 4 is inserted as follows.

                  4.       Notes

                  4.1      Acknowledgement of indebtedness

                           Subject to the terms of this Master Trust Deed and the Supplementary Terms Notice:

                           (a) each entry in the Register for a Trust in respect of a Class B Note relating to the Trust; and

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                           (b)      in relation to each Class A Note relating to
                                    a Trust, that Class A Note,

                           constitutes an independent and separate
                           acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of the Trust for the Invested Amount of that Note together with the other rights given to Noteholders under this Master Trust Deed, the Supplementary Terms Notice and the Security Trust Deed, and (in relation to an Class A Note) the Note Trust Deed and the relevant Conditions.

                  4.2      Legal nature of Notes

                           (a) Class B Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to the Notes and under this Master Trust and this Supplementary Terms Notice in respect of those Notes (including any obligation to pay interest or principal) will become effective on inscription in the Register for the Trust under this Master Trust and this Supplementary Terms Notice of the details for those Notes.

                           (b) Class A Notes will be in registered form in respect of Book-Entry Notes and will be in bearer or registered form in respect of Definitive Notes, provided that there will be no bearer notes issued in the United States of America.

                  4.3      Terms of Notes

                           (a) All Notes issued by the Trustee as trustee of a Trust shall be issued with the benefit of, and subject to, this Master Trust Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed and, in relation to Class A Notes, the relevant Note Trust Deed and the relevant Conditions.

                           (b) The documents referred to in paragraph (a) are binding on the Manager, the Trustee, the Note Trustee, the Security Trustee and the Noteholders.

                  4.4      Interest and Principal Entitlement of Noteholders

                           Subject to this Master Trust Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed and, in relation to Class A Notes, the relevant Note Trust Deed and the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of a Trust shall, in respect of the Notes issued by it in that capacity, pay or cause to be paid to the Noteholders (as relevant) of those Notes:

                           (a) (interest) Interest on each Interest Payment Date; and

                           (b) (principal) their Principal Entitlement on each Principal Repayment Date.

                  4.5      Notes not invalid if issued in breach

                           No Note shall be invalid or unenforceable on the ground that it was issued in breach of this Master Trust Deed, the relevant Supplementary Terms Notice or any other Transaction Document.

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                  4.6      Location of Class B Notes

                           The property in Class B Notes shall for all purposes be regarded as situated at the place where the Register on which those Class B Notes are recorded is located.

                  4.7      No discrimination between Noteholders

                           There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Supplementary Terms Notice relating to the Notes the terms of the Security Trust Deed (if any) relating to the Trust and the Note Trust Deed in relation to the Class A Notes.

                  4.8      Note Register

                           In the event that any Definitive Notes are issued in registered form, the Trustee (or if the Trustee fails to do so, the Manager on behalf of the Trustee) will appoint a person to operate and maintain a register of those notes in accordance with standard United States practice and law.

         (h)      Clause 5.3 - Ranking of interest of Beneficiary

                  For the purposes of clause 5.3 of the Master Trust Deed, the Trustee may seek and rely upon a direction from the Note Trustee as to the interests of the Class A Noteholders.

         (i)      Clauses 6.1 and 6.6(a) - Note Issue Direction

                  (i) For the purposes of clause 6.1 of the Master Trust Deed, the Note Issue Direction for the Notes may be issued by the Manager on or at any time prior to the
                           Note Issue Date for the Notes.

                  (ii) For the purposes of clause 6.6(a) of the Master Trust Deed, the certification by the Manager may occur on or at any time prior to the Note Issue Date for the Notes.

         (j)      Clause 6.7 - Subscription Agreement

                  (i) Clause 6.7(c) of the Master Trust Deed is amended by replacing paragraph (i) with the following

                           (i) (Transaction Documents) entered into the Transaction Documents to which it is a party in its capacity as trustee of the Trust.

                  (ii) For the purposes of clause 6.7(a)(iii), the Trustee will enter into the Subscription Agreements.

         (k)      Clause 6.8 - Action Following Note Issue

                  For the purposes of the Trust, clause 6.8 of the Master Trust Deed is deleted and the following new clause 6.8 is inserted:

                           6.8      Action Following Note Issue

                                    As soon as practicable after a Note Issue
                                    Date for a Trust:

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                                   (a)      in relation to Class B Notes only:

                                            (i)      (enter details in the
                                                     Register) the Trustee
                                                     shall enter into the
                                                     Register for that Trust
                                                     in accordance with clause
                                                     28 the information
                                                     required under clause
                                                     28.1;

                                            (ii)     (issue Note
                                                     Acknowledgement) the
                                                     Trustee shall issue a
                                                     Note Acknowledgement to
                                                     each Class B Noteholder
                                                     in respect of its holding
                                                     of Class B Notes; and

                                            (iii)    (issue Marked Note
                                                     Transfers) if requested
                                                     by a Class B Noteholder
                                                     in its Application for
                                                     Notes, the Trustee shall
                                                     issue a Marked Note
                                                     Transfer to the Class B
                                                     Noteholder; and

                                    (b)     in relation to Class A Notes only,
                                            the Trustee shall issue those
                                            Class A Notes in accordance with
                                            the relevant Note Trust Deed and
                                            the relevant Supplementary Terms
                                            Notice.

(l)      Clause 7 - Transfer of Notes

                  For the purpose of this Trust, Clause 7 of the Master Trust Deed is deleted and the following new clause 7 is inserted:

                  7.       Transfer of Notes

                  7.1      No restrictions on transfer of Notes

                           Subject to this Master Trust Deed and the relevant Supplementary Terms Notice, there shall be no restriction on the transfer of Notes.

                  7.2      Minimum transfer

                           (a) A Class B Noteholder must not transfer any Class B Notes held by it unless:

                                    (i)      the amount payable by the
                                             transferee for those Class B Notes
                                             is not less than A$500,000; or

                                    (ii)     the offer or invitation to the
                                             transferee by the Class B
                                             Noteholder in relation to the Class
                                             B Notes is an excluded offer or an
                                             excluded invitation for the
                                             purposes of the Corporations Law.

                           (b) A Class A Noteholder must not transfer any Class A Notes except in accordance with the Financial Services Act 1986 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995 and in accordance with the provisions of clause 3.6 of the Note Trust Deed.

                           (c) None of the Trustee, the Manager, the Servicer, any Note Manager, the Note Trustee, the Security Trustee or an

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                                    Approved Seller is liable to any Noteholder
                                    in relation to a breach by that Noteholder of paragraph (b).

                  7.3      Form of transfer

                           Every transfer of Class B Notes shall be effected by a Note Transfer.

                  7.4      Execution of Note Transfer

                           Every Note Transfer shall be duly completed and executed by the transferor and transferee.

                  7.5      Stamping of Note Transfer

                           Every Note Transfer lodged with the Trustee shall be duly stamped (if applicable).

                  7.6      Delivery of Note Transfer to Trustee

                           Every Note Transfer shall be delivered to the Trustee together with the Note Acknowledgement to which it relates for registration.

                  7.7      Registration of Transferee as Class B Noteholder

                           Subject to this clause 7, the Trustee shall, on receipt of a Note Transfer, enter the transferee in the Register as the holder of the Class B Notes which are the subject of the Note Transfer.

                  7.8 Trustee entitled to refuse to register Class B transfer

                           The Trustee may refuse to register any Note Transfer which would result in:

                           (a) (breach) a contravention of or failure to observe:

                                    (i)      (Master Trust Deed) the terms of
                                             this Master Trust Deed;

                                    (ii)     (Supplementary Terms Notice) the
                                             Supplementary Terms Notice;

                                    (iii)    (Security Trust Deed) the Security
                                             Trust Deed; or

                                    (iv)     (the Law) any law of an Australian
                                             Jurisdiction; or

                           (b) (requires registration) an obligation to procure registration of any of the above with, or the approval of any of the above by, any Government Agency.

                  7.9      Refusal to register absolute

                           The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note Transfer it shall as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

                  7.10     No fee for registration of a Note Transfer

                           No fee shall be charged for the registration of any Note Transfer.

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                  7.11     Taking effect of Note Transfers

                           (a)     (Note Transfer not effective until
                                   registration) A Note Transfer shall not
                                   take effect until registered by the Trustee and until the transferee is entered in the Register as the holder of the Class B Notes which are the subject of the Note Transfer, the transferor shall remain the holder of those Class B Notes.

                           (b) (Transfer received when Register closed) When a Note Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall not register the Note Transfer until the next Business Day on which that Register is reopened.

                  7.12     Rights and obligations of transferee

                           Subject to this Master Trust Deed and the relevant Supplementary Terms Notice, a transferee of Class B Notes on being noted in the Register as the holder of the Class B Notes shall have the following rights and obligations:

                           (a) (those of the transferor) all the rights and the obligations which the transferor previously had; and

                           (b) (those under Master Trust Deed) all the rights and obligations of a Noteholder as provided by this Master Trust Deed and the relevant Supplementary Terms Notice as if the transferee was originally a party to this Master Trust Deed and that Supplementary Terms Notice.

                  7.13     Payments to transferee

                           Subject to this Master Trust Deed (including clause
                           32.1 of the Master Trust Deed), on the entry of a transferee of Class B Notes in the Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Class B Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

                  7.14     Transmission of entitlements

                           (a) (Election) Any person becoming entitled to Class B Notes as a result of the death, mental incapacity or bankruptcy of a Class B Noteholder may, on producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Class B Noteholder or to transfer the Class B Notes in the manner specified in this clause.

                           (b) (Method of election) If an entitled person elects to be registered as the Class B Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he or she shall execute a Note Transfer in relation to the Class B Notes in favour of that person. All the provisions of this Master

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                                    Trust Deed and the relevant Supplementary
                                    Terms Notice relating to the transfer of Class B Notes and the registration of Note Transfers shall be applicable to any such notice or Note Transfer as if the death, mental incapacity or bankruptcy of the Class B Noteholder had not occurred and the notice or Note Transfer was a Note Transfer executed by the Class B Noteholder.

                           (c) (Discharge) A person entitled to Class B Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Class B Notes but, except as otherwise provided by this Master Trust Deed and the relevant Supplementary Terms Notice, shall not be entitled to any of the rights or privileges of a Class B Noteholder unless and until the person is entered in the Register as the holder of those Class B Notes.

                  7.15     Marked Note Transfer

                           (a)      (Entitlement to marking) A Class B
                                    Noteholder may from time to time request the Trustee to provide the Class B Noteholder with a Marked Note Transfer.

                           (b) (Marking) The Class B Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the Trustee and the Manager and issue the same to the Class B Noteholder.

                           (c) (Trustee will not register transfer) Until the expiry of 90 days (or any substitute period as the Trustee and Manager agree from time to time and as advised to Class B Noteholders) from the date on which the Note Transfer was marked, the Trustee shall not register any transfer of Class B Notes relating to the Marked Note Transfer otherwise than on that Marked Note Transfer.

                           (d) (No extension by closing of Register) The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

                           (e) (Delivery) A Marked Note Transfer shall be issued to a Class B Noteholder by personal delivery at the time the Class B Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note Transfer by the Trustee.

                  7.16     Reliance on documents

                           The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Note Transfer or other document produced to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the

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                           Trustee had actual notice of such forgery or defect
                           at the time of registration of such Note Transfer.

                  7.17     Specimen signatures

                           The Trustee may (but need not) require each Class B Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Class B Noteholder) of persons authorised to execute Note Transfers on behalf of such Class B Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

                  7.18     Notes lodged with Austraclear

                           If Class B Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the Register as the holder of those Class B Notes. While those Class B Notes remain in the Austraclear
                           System:

                           (a) all payments and notices required of the Trustee and the Manager in relation to those Class B Notes will be directed to Austraclear; and

                           (b) all dealings (including transfers) and payments in relation to those Class B Notes within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this clause 7 to the extent of any inconsistency.

         (m)      Clause 7A - Note Acknowledgement

                  For the purposes of the Trust a new clause 7A is inserted in the Master Trust Deed as follows:

                           7A.      Note Acknowledgement

                           7A.1     Issue of Note Acknowledgement

                                    When a person has been entered in the
                                    Register as the holder of Class B Notes, as soon as practicable (and in any event no later than 5 Business Days or such shorter period specified in the relevant Supplementary Terms Notice or as otherwise agreed by the Trustee with the person or the Manager) thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those Class B Notes. If the person has been entered into the Register under a Note Transfer and the transferor continues to retain a holding of Class B Notes, the Trustee shall, within the same period stated above, issue to the transferor a Note Acknowledgement in respect of that retained holding of Class B Notes. No certificates will be issued in respect of Class B Notes.

                           7A.2     Note Acknowledgement not certificate of
                                    title

                                    A Note Acknowledgement shall not be a
                                    certificate of title as to Class B Notes and the Register shall be the only conclusive evidence of the ownership of Class B Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or

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                                    deposited as security nor can a Class B Note
                                    be transferred by delivery of only a Note
                                    Acknowledgement.

                           7A.3     Execution of Note Acknowledgement

                                    Each Note Acknowledgement shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any Authorised Signatory of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Note Acknowledgement dies or otherwise ceases to be an Authorised Signatory before the Note Acknowledgement has been issued, the Trustee may nevertheless issue the Note Acknowledgement.

                           7A.4     More than one Note Acknowledgement

                                    If a Class B Noteholder wishes to receive more than one Note Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the issue of a specified number of separate Note Acknowledgements. Subject to clause 4.5, the Trustee shall then cancel the original Note Acknowledgement and issue, in lieu, separate Note Acknowledgements. A fee prescribed by the Trustee (not exceeding $10 for each Note Acknowledgement) shall be paid by the Class B Noteholder to the Trustee.

                           7A.5     Worn out, defaced or lost Note
                                    Acknowledgement

                                    If any Note Acknowledgement is worn out or defaced then, on production to the Trustee, the Trustee may cancel the same and may issue a new Note Acknowledgement. If any Note Acknowledgement is lost or destroyed then, on proof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Note Acknowledgement shall be given to the person entitled to such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the indemnity (if any) shall be made in the Register. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the Trustee.

                           7A.6     Joint holdings

                                    If a single parcel of Class B Notes is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of Class B Notes shall be entitled to:

                                    (a)      be issued the relevant Note
                                             Acknowledgement and, if applicable,
                                             a Marked Note Transfer;

                                    (b)      be given any notices; and

                                    (c)      be paid any moneys due in respect
                                             of such Class B Notes.

                           7A.7     Delivery of Note Acknowledgement

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                                    A Note Acknowledgement may be sent to the
                                    relevant Class B Noteholder by mail or by personal delivery to the Class B Noteholder's address appearing in the Register and the Note Acknowledgement so sent shall be at the risk of that Class B Noteholder.

                  (n)      Clause 8.5 - Authorised Investment

                           For the purposes of Clause 8.5 of the Master Trust Deed, but subject always to the right of substitution under clause 8, Authorised Investments shall not include those investments specified in paragraphs (a) and (c) of the definition of Authorised Investments in the Master Trust Deed, namely: (i) Loans secured by Mortgages, those Mortgages, other Related Securities and Receivable Rights; and

                           (ii) other Receivables, Receivable Securities and Receivable Rights approved by the Manager.

                  (o)      Clause 12.3(b) Sale Notice

                           For the purposes of clause 12.3(b) of the Master Trust Deed, a Sale Notice may be delivered to the Trustee by the Approved Seller on or at any time prior to the Expiry Time.

                  (p) Clause 12.5(a)(iii) - Conditions precedent to purchase

                           For the purposes of clause 12.5(a)(iii) of the Master Trust Deed, the following is a condition precedent to the giving of a Sale Notice:

                           (i) (Certified copies) Certified copies of the forms of each Mortgage Insurance Policy, and the forms of the Receivable Agreements, relating to the Purchased Receivables.

                  (q)      Clause 12.6(a)(vii) Representations and warranties

                           For the purposes of clause 12.6(a)(vii) of the Master Trust Deed, the Approved Seller makes the following further representations and warranties in relation to each Sale Notice.

                           (i) (Assignability) All consents required in relation to the assignment of the Receivables specified in the Sale Notice and the related Receivable Rights have been obtained. Those Receivables and Receivable Rights are assignable.

                           (ii) (Quality of Title) It is the sole, legal and beneficial owner of the Receivables specified in the Sale Notice and the related Receivable Rights. Those Receivables and the related Receivable Rights, together with the interest of the Approved Seller under the Relevant Documents, are owned by it free and clear of any Security Interest (other than any Security Interest arising solely as the result of any action taken by the Trustee in connection with the Trust).

                           (iii) (Eligible Receivable) As at the relevant Cut-Off Date, each Receivable which is specified in the Sale Notice is an Eligible

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                           Receivable. In relation to any related Receivable
                           Security that is required to be registered with any Government Agency and which is not registered at its Cut-Off Date, it will be registered.

                           (iv) (Receivable Securities) Each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security is legally valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

                           (v) (Set Off) Once equitably assigned to the Trustee, no Receivable which is specified in the Sale Notice or Receivable Right will be subject to any right of rescission, set off, counterclaim or similar defence.

                           (vi) (Compliance with Laws) At the time each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into and up to and including the Closing Date, it complied in all material respects with applicable laws, including, without limitation, where the Consumer Credit Legislation applies, the Consumer Credit Legislation and the performance by the Approved Seller of its obligations in respect of each such Receivable, Receivable Security and Related Security (including without limitation, its variation, discharge, release, administration, servicing and enforcement) up to and including the Closing Date complied in all material respects with applicable laws including, without limitation, where the Consumer Credit Legislation applied, the Consumer Credit Legislation.

                           (vii) (Ownership) In relation to each Receivable Security which is specified in the Sale Notice, the relevant Obligor(s) is or are the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor(s) of the relevant Mortgaged Property.

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                           (viii)   (Insurance) Each Receivable which is
                                    specified in the Sale Notice is the subject of a Mortgage Insurance Policy from the Mortgage Insurer for the scheduled term of that Receivable for the amount of that Receivable. The sale of each such Receivable to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Approved Seller has not done or omitted to do anything which might prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance Policy (including the payment of any premiums due under that Mortgage Insurance Policy) to the extent that those rights relate to that Receivable or the related Receivable Rights. On transfer to the Trustee of equitable title to a Purchased Receivable:

                                    (A)      the Trustee will have the benefit
                                             of the relevant Mortgage Insurance
                                             Policy for that Receivable; and

                                    (B)      the Approved Seller will procure
                                             that the Trustee receives evidence
                                             of the Mortgage Insurer's
                                             acknowledgement of the transfer.

                           (ix) (Solvency of Mortgage Insurer) The Approved Seller does not have actual notice that the Mortgage Insurer under a Mortgage Insurance Policy in relation to a Receivable is insolvent or will be unable to pay a valid claim.

                           (x) (Solvency of other insurers) The officers of the Approved Seller who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any insurer under any insurance policy (other than the Mortgage Insurer under a Mortgage Insurance Policy) in relation to a Receivable is insolvent or will be unable to pay a valid claim.

                           (xi) (Selection process) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Approved Seller in connection with the selection and offer to the Trustee of any Receivables or related Receivable Securities which is specified in the Sale Notice.

                           (xii) (No void transactions) The assignment of the Receivables which are specified in the Sale Notice and Receivable Rights will not be held by a court to be an undervalue transfer, a fraudulent conveyance, or a voidable preference under any law relating to insolvency.

                           (xiii) (Security Interest) The sale, transfer and assignment of the Approved Seller's interest in the Receivables which are specified in the Sale Notice and the related Receivable Rights, will not constitute a breach of any Relevant Document or the Approved Seller's obligations or a default by the Approved Seller under any Security Interest.

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                           (xiv)    (Relevant Documents) The Approved Seller
                                    holds in its possession or control all
                                    Relevant Documents that relate to the
                                    Receivables and the related Receivable
                                    Securities which are specified in the Sale
                                    Notice necessary to register and enforce the provisions of and the security created by the relevant Receivable Securities.

                           (xv) (Solvency) The Approved Seller is solvent, is able to pay its debts as and when they become due and payable and has no notice of, nor taken any steps in relation to, any application or order for its winding up or the appointment of a receiver or liquidator to it or any of its assets.

                           (xvi) (No rescission, etc) As at the Cut-Off Date, none of the Receivables or none of the Receivable Securities which are specified in the Sale Notice were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Receivable and Receivable Security had not been released from the security of the relevant Receivable Securities.

                           (xvii) (Interest rate) Except as specified in a Receivable Agreement, a Receivable Security or the Sale Notice, and subject to applicable laws, the interest rate for each such Receivable is not subject to any limitation, no consent, additional memoranda or other writing is required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to that Obligor in accordance with the terms of the relevant Receivable or Receivable Security.

                           (xviii) (compliance with procedures) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into it complied in all material respects with the Approved Seller's underwriting and operations procedures, as agreed with the Manager.

                           (xix) (good faith) Each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into by the Approved Seller in good faith.

                           (xx) (ordinary course of business) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into, it was not purchased by the Approved Seller but was originated in the ordinary course of the Approved Seller's business.

                           (xxi) (first ranking security) In respect of each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security, the Approved Seller has taken all reasonably necessary steps to ensure that each related Mortgage complies with the applicable legal requirements to

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                                    be a first ranking Mortgage secured over
                                    land, subject to registration in due course.

                           (xxii) (no notice of bankruptcy or winding up) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into at any time prior to the Closing Date, the Approved Seller had not received any notice of any insolvency, bankruptcy or liquidation of the Obligor(s) or any guarantors or security providers (except that if a Receivable is in Arrears but complies with the Eligibility Criteria, the fact that it is in Arrears is not in and of itself notice of insolvency) or any notice that any such person did not have the legal capacity to enter into the relevant Mortgage.

                           (xxiii) (no waiver, etc) As at the Cut-Off Date, none of the Receivables and none of the Receivable Securities which is specified in the Sale Notice and no Related Security had been waived or altered, except in writing and as part of the Relevant Documents.

                           (xxiv) (information on Receivables) All information provided by the Approved Seller to the Trustee in connection with the Receivables, the Receivable Securities and the Related Securities was, when given, true and accurate in all material respects and not misleading or deceptive and did not omit to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading or deceptive.

                           (xxv) (no knowledge of adverse event) As at the Cut-Off Date, the Approved Seller was not aware of any circumstance or event that may materially and adversely affect:

                                    (A)      the value or enforceability of any
                                             Receivable, Receivable Security or
                                             Related Security; or

                                    (B)      the ability of the Approved Seller
                                             to perform its obligations under
                                             the Transaction Documents. (xxvi)
                                             (fair consideration) The Approved
                                             Seller regards the consideration
                                             paid for the Receivables specified
                                             in the Sale Notice as fair and
                                             equals the outstanding principal of
                                             the Receivables on the Closing Date
                                             (plus or minus $1,000).

                           (xxvii) (no breach of obligations) The Approved Seller is not in breach of any obligation or agreement which has had or may have a Material Adverse Effect.

                           (xxviii) (deposit account) If the Approved Seller has
                                    required an Obligor to establish a deposit account with it in relation to a Receivable, the Approved Seller has done so for administrative convenience only.

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                           (xxix)   (waiver of set-off) The Approved Seller's
                                    standard form of Receivable Agreement
                                    includes a clause to the effect that the relevant Obligor waives all rights of set-off as between the Obligor and the Approved Seller.

                           (xxx) (Australian dollars) Each Receivable is, at the Closing Date, denominated and payable only in Australian dollars in Australia.

                  (r)      Clause 12.6(d)(ii) - Offer and acceptance

                           Clause 12.6(d)(ii) of the Master Trust Deed is amended by:

                           (i) deleting to the satisfaction of the Manager and the Trustee and inserting (if capable of remedy to the satisfaction of the Manager and the Trustee);

                           (ii) replacing "." at the end of sub-clause (G) with "; and"; and (iii) inserting a new sub-clause (H) as follows:

                                    (H)      the Approved Seller shall indemnify
                                             the Trustee from and against any
                                             and all damages, losses, claims,
                                             liabilities and related costs and
                                             expenses including legal costs and
                                             expenses on a full indemnity basis
                                             that the Trustee may sustain or
                                             incur under the Consumer Credit
                                             Legislation as a direct or indirect
                                             consequence of a breach of the
                                             Approved Seller's representation
                                             and warranty under clause
                                             6.2(h)(vi) of the Supplementary
                                             Terms Notice, together with any
                                             relevant break costs for which the
                                             Trustee is liable in relation to
                                             the prepayment of any Hedge
                                             Agreement for the Trust.

                  (s)      Clause 12.6(d)(v) - Limit on damages

                           Clause 12.6(d)(v) of the Master Trust Deed is amended by adding the following after the word "damages" in the last line:

                           except for a breach of the Approved Seller's representation and warranty under clause 6.2(h)(vi) of the Supplementary Terms Notice where, in addition, the Approved Seller will indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis the Trustee may sustain or incur under the Consumer Credit Legislation as a direct or indirect consequence of that breach.

                  (t)      Clause 12.7(a)(i) - Approved Seller Undertakings

                           For the purposes of clause 12.7(a)(i) of the Master Trust Deed, the Approved Seller provides the following further undertaking:

                           (i) (Mortgage Insurance Policy requirements) it will do, or refrain from doing, at the direction of the Trustee or the Manager, such acts and things as may be required under each Mortgage Insurance Policy which may only be done or not done (as the case may be) by a credit provider for the purposes of the Consumer Credit Legislation.

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                  (u)      Clause 14.9 - Accounting for moneys received

                           Clause 14.9(a) of the Master Trust Deed shall be replaced by the following:

                           The Manager will pay to, or to an account of the Trustee, within 2 Business Days of receipt, all moneys coming into its hands belonging to the Trust or payable to the Trust.

                  (v)      Clause 14.10 - Reuters

                           The Manager may prepare and arrange for the publication by Reuters (or another customary electronic medium) of summary pool performance data for the Trust in a format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the Australian market. If it does, the Manager shall provide a copy of the report as soon as practicable after preparation to the Designated Rating Agencies. The report shall include a statement agreed between the Manager and the Trustee summarising the extent of the Trustee's liability under the Trust.

                  (w)      Clause 14.20 - Additional Covenants by Manager

                           For the purposes of clause 14.20 of the Master Trust Deed, the Manager shall also:

                           (i) (Stock Exchange) comply with the rules and regulations of the Stock Exchange;

                           (ii) (Filing) make all filings which the Manager is actually aware are required in connection with the Trust or the Assets of the Trust with any Governmental Agency in any jurisdiction;

                           (iii) (Comply with obligations and laws) promptly comply with all other duties and obligations imposed on the Manager by the Transaction Documents in relation to the Trust and comply with all relevant material laws in the relevant jurisdiction in carrying out such duties and obligations;

                           (iv) (Notification to Designated Rating Agencies) notify the Designated Rating Agencies that a Class of Notes has been fully and finally redeemed when the Invested Amount of that Class of Notes has been reduced to zero; and

                           (v) (Step-Up Margin) if a Step-Up Margin applies to any Note under clause 4.9, not direct the Trustee to enter into or extend a Transaction under an Interest Hedge (as defined in the relevant Interest Hedge) unless the Manager is of the opinion that the amounts payable by the provider of that Interest Hedge to the Trustee in relation to the Transaction are calculated with reference to that Step-Up Margin.

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                  (x)      Clause 16.1(c) - Retirement by Manager

                           Clause 16.1(c) of the Master Trust Deed shall be amended by replacing the words fraud, negligence or wilful default in the second last and last lines with the words breach of contract.

                  (y) Clause 16.6 - Trustee to act as Manager if no successor appointed

                           Clause 16.6 of the Master Trust Deed shall be replaced with the following:

                           (a) When a notice is given under clause 16.4 of this Master Trust Deed, the Trustee shall be entitled to appoint some other corporation to be the Manager of the Trust on any terms the Trustee sees fit (including the amount of Manager's Fee that would be payable to the replacement Manager at market rates) provided that the terms of that appointment will not have an adverse affect on the ratings of the Notes.

                           (b) Subject to paragraph (c) below, until a replacement Manager is appointed under paragraph (a) above, the Manager must continue to act as Manager and be entitled to the Manager's Fee while so acting.

                           (c) If a replacement Manager is not appointed at the end of the period of notice specified in a notice given under clause 16.4 of this Master Trust Deed:

                                    (i)      the Trustee must itself perform the
                                             obligations and functions which
                                             this Deed contemplates being
                                             performed by the Manager, until a
                                             successor Manager is appointed in
                                             accordance with this Deed and be
                                             entitled to the Manager's Fee while
                                             so acting; and

                                    (ii)     the resignation of the Manager will
                                             become effective.

                  (z)      Clause 17.2

                           For the purposes of this Trust clause 17.2 of the Master Trust Deed, the following new paragraph (z) is inserted and the existing paragraph (z) becomes paragraph (aa).

                                    (clearing systems) to lodge Notes, or
                                    arrange for Notes to be lodged, with DTC, or a depository for DTC; and

                  (aa) Clause 18.3 - To act honestly, diligently and prudently

                           Clause 18.3 of the Master Trust Deed is amended by:

                           (i) replacing "." at the end of paragraph (j) with "; and"; and

                           (ii)     inserting a new sub-clause (k) as follows:

                                              (removal of the Trustee's agents
                                              or delegates) remove any agent or
                                              delegate of the Trustee that
                                              breaches any obligation or duty
                                              imposed on the Trustee under this
                                              Deed or any other Transaction
                                              Document in relation to the Trust
                                              where the Manager reasonably
                                              believes it will have a Material
                                              Adverse Effect within 45 days'
                                              notice from the Manager to the
                                              Trustee to remove that agent or
                                              delegate.

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                  (bb)     Clause 21.1 - Opening of bank accounts

                           For the purposes of this Trust, clause 21.1(d) of the Master Trust Deed is amended by: (i) adding the words (other than a Collection Account) after the words if an Account in line 1 of that clause; and

                           (ii)     adding the following new clause 21.1(e):

                                    (e)      (Change Bank Accounts) If a
                                             Collection Account is held with a
                                             Bank which ceases to be an Approved
                                             Bank then the Manager must direct
                                             the Trustee to, and the Trustee
                                             shall, as soon as practicable, and
                                             in any event, within 2 days of
                                             receipt of actual notice of that
                                             cessation;

                                             (i)       commence opening an
                                                       account with an Approved
                                                       Bank (the New Collection
                                                       Account); and

                                             (ii)      commence transferring
                                                       funds standing to the
                                                       credit of the Collection
                                                       Account to the New
                                                       Collection Account,

                                             and as soon as practicable (and in
                                             any event within 5 Business Days of
                                             receipt of actual notice of that
                                             cessation) ensure that all funds
                                             standing to the credit of the
                                             Collection Account have been
                                             transferred to the New Collection
                                             Account.

                                    (f)      The Servicer shall do all things
                                             necessary to assist the Manager and
                                             the Trustee to comply with their
                                             obligations under this clause 21.1.

                  (cc)     Clause 23.9 - No responsibility for Servicer

                           Clause 23.9 of the Master Trust Deed shall be amended by replacing the words the fraud, negligence or wilful default of in the second last line with the words a breach of contract by.

                  (dd)     Clause 28 - Asset Register

                           For the purposes of this Trust clause 28 of the Master Trust Deed is deleted and a new clause 28 inserted as follows:

                           28.      The Register

                                    28.1     Details to be kept on Register

                                             The Trustee shall keep or cause to
                                             be kept a register with respect to
                                             the Trust, on which shall be
                                             entered the following information
                                             relating to the Trust:

                                             (a)       (name) the name of the
                                                       Trust;

                                             (b)       (creation) the date of
                                                       the creation of the
                                                       Trust;

                                             (c)       (Note Issue Dates) the
                                                       Note Issue Date for Class
                                                       B Notes issued in
                                                       relation to the Trust;

                                             (d)       (Initial Invested Amount)
                                                       the total Initial
                                                       Invested Amount of Class
                                                       B Notes issued on the
                                                       Note Issue Date;

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                                             (e)       (Invested Amount) the
                                                       Invested Amount of each
                                                       Class B Note from time to
                                                       time;

                                             (f)       (Stated Amount) the Class
                                                       B Stated Amount from time
                                                       to time;

                                             (g)       (Supplementary Terms)
                                                       details of the Class B
                                                       Notes;

                                             (h)       (details of Class B
                                                       Noteholders) the name and
                                                       address of each Class B
                                                       Noteholder;

                                             (i)       (number of Class B Notes)
                                                       the number of Class B
                                                       Notes held by each Class
                                                       B Noteholder;

                                             (j)       (Note Acknowledgement)
                                                       the serial number of each
                                                       Note Acknowledgement
                                                       issued to each Class B
                                                       Noteholder;

                                             (k)       (date of entry) the date
                                                       on which a person was
                                                       entered as the holder of
                                                       Class B Notes;

                                             (l)       (date of cessation) the
                                                       date on which a person
                                                       ceased to be a Class B
                                                       Noteholder;

                                             (m)       (account) the account to
                                                       which any payments due to
                                                       a Class B Noteholder are
                                                       to be made (if
                                                       applicable);

                                             (n)       (details) where
                                                       applicable, Payment
                                                       Dates, Principal
                                                       Repayment Dates, Maturity
                                                       Dates and Margin on the
                                                       Notes;

                                             (o)       (payments) a record of
                                                       each payment in respect
                                                       of the Class B Notes in
                                                       relation to the Trust;
                                                       and

                                             (p)       (tax file number) a
                                                       record that the Trustee
                                                       has (or has not) received
                                                       the tax file number for
                                                       each Class B Noteholder;
                                                       and

                                             (q)       (additional information)
                                                       such other information
                                                       as:

                                                       (i)      is required by
                                                                this
                                                                Supplementary
                                                                Terms Notice;

                                                       (ii)     the Trustee
                                                                considers
                                                                necessary or
                                                                desirable; or

                                                       (iii)    the Manager
                                                                reasonably
                                                                requires.

                                    28.2     Asset register

                                             The Trustee shall keep or cause to
                                             be kept an asset register with
                                             respect to the Trust, in which
                                             shall be entered the Authorised
                                             Investments and other Assets of the
                                             Trust (other than Purchased
                                             Receivables and the related
                                             Receivable Rights) entered into the
                                             relevant asset register on an
                                             individual basis.

                                    28.3     Place of keeping Register, copies
                                             and access

                                             The Register shall be:

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                                             (a)      (place kept) kept at the
                                                      Trustee's principal
                                                      office in Sydney or at
                                                      such place as the Trustee
                                                      and the Manager may
                                                      agree;

                                             (b)      (access to Manager and
                                                      Auditor) open to the
                                                      Manager and the Auditor
                                                      of the Trust to which it
                                                      relates to inspect during
                                                      normal business hours;

                                             (c)      (inspection by Class B
                                                      Noteholders) open for
                                                      inspection by a Class B
                                                      Noteholder during normal
                                                      business hours but only
                                                      in respect of information
                                                      relating to that Class B
                                                      Noteholder; and

                                             (d)      (not for copying) not
                                                      available to be copied by
                                                      any person (other than
                                                      the Manager) except in
                                                      compliance with such
                                                      terms and conditions (if
                                                      any) as the Manager and
                                                      Trustee in their absolute
                                                      discretion nominate from
                                                      time to time.

                                    28.4     Details on Register conclusive

                                             (a)      (Reliance on Register)
                                                      The Trustee shall be
                                                      entitled to rely on the
                                                      Register in clause 28.1
                                                      as being a correct,
                                                      complete and conclusive
                                                      record of the matters set
                                                      out in it at any time and
                                                      whether or not the
                                                      information shown in the
                                                      Register is inconsistent
                                                      with any other document,
                                                      matter or thing.

                                             (b)      (No trusts etc) The
                                                      Trustee shall not be
                                                      obliged to enter on the
                                                      Register notice of any
                                                      trust, Security Interest
                                                      or other interest
                                                      whatsoever in respect of
                                                      any Class B Notes and the
                                                      Trustee shall be entitled
                                                      to recognise a Class B
                                                      Noteholder as the
                                                      absolute owner of Class B
                                                      Notes and the Trustee
                                                      shall not be bound or
                                                      affected by any trust
                                                      affecting the ownership
                                                      of any Class B Notes
                                                      unless ordered by a court
                                                      or required by statute.

                                             (c)      (Register not to be
                                                      signed) The Trustee shall
                                                      ensure that it does not
                                                      sign or otherwise execute
                                                      any entry in a Register.

                                    28.5     Closing of Register

                                             The Trustee may:

                                             (a)      without prior notice to
                                                      the Noteholders close the
                                                      Register in clause 28.1:

                                                      (i)       in relation to
                                                                all Notes, each
                                                                period from the
                                                                close of
                                                                business (Sydney
                                                                time) on the
                                                                Business Day
                                                                preceding each
                                                                Payment Date to
                                                                close of
                                                                business on that
                                                                Payment Date; or

                                                      (ii)      when required
                                                                for the Auditor
                                                                to conduct any
                                                                audit in
                                                                relation to the
                                                                Trust; or

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                           (b)      with prior notice to each Noteholder who
                                    holds a Class B Note, close the Register for other periods not exceeding 30 days (or such other period of time as agreed between the Trustee and the Manager, with the approval of an Extraordinary Resolution of Class B Noteholders) in aggregate in any calendar year.

                          28.6      Alteration of details on Register

                                    On the Trustee being notified of any change of name or address or payment or other details of a Class B Noteholder by the Class B Noteholder, the Trustee shall alter the Register accordingly as soon as reasonably practicable (and in any event within 5 Business Days of receipt of that notice).

                          28.7      Certification of Register

                                    If:

                                    (a)      an entry is omitted from the
                                             Register;

                                    (b)      an entry is made in the Register
                                             otherwise than in accordance with
                                             the Master Trust Deed or this
                                             Supplementary Terms Notice;

                                    (c)      an entry wrongly exists in the
                                             Register;

                                    (d)      there is an error, omission,
                                             misdescription or defect in any
                                             entry in the Register; or

                                    (e)      default is made or unnecessary
                                             delay takes place in entering in
                                             the Register that any person has
                                             ceased to be the holder of Class B
                                             Notes,

                                    the Trustee shall rectify the same upon
                                    becoming aware of it.

                          28.8      Correctness of Register

                                    Neither the Manager nor the Trustee shall be liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or breach of trust.

                          28.9      Manager must provide information

                                    The Manager must provide the Trustee and any person appointed in accordance with clause
                                    28.10 with such information as the Trustee may reasonably require to maintain the Register.

                          28.10     Third party registrar

                                    The Trustee may cause the Register to be maintained by a third party on its behalf and require that person to discharge the Trustee's obligations under the Master Trust Deed and this Supplementary Terms Notice in relation to the Register.

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         (ee)     Clause 29 - Meetings of Noteholders

                  For the purposes of the Trust, clause 29 of the Master Trust Deed is deleted and a new clause 29 inserted as follows:

                           29.1     Class A Noteholders

                                    (a)      Any proposal requiring the consent
                                             of Class A Noteholders will be
                                             determined in accordance with the
                                             Note Trust Deed.

                                    (b)      The provisions of this clause 29,
                                             other than this clause 29.1, shall
                                             not apply to Class A Notes.

                           29.2     Convening of meetings by Trustee and Manager

                                    (a)      The Trustee or the Manager may at
                                             any time convene a meeting of the
                                             Class B Noteholders or Class of
                                             Class B Noteholders.

                                    (b)      Class B Noteholders or a Class of
                                             Class B Noteholders holding in
                                             aggregate not less than 20% of the
                                             Invested Amounts of all Class B
                                             Notes or in that Class, may at any
                                             time convene a meeting of the Class
                                             B Noteholders or Class, as the case
                                             may be.

                           29.3     Notice of meetings

                                    (a)      (Period of notice) Subject to
                                             clause 29.3(b) at least 7 days'
                                             notice (inclusive of the day on
                                             which the notice is given and of
                                             the day on which the meeting is
                                             held) of a meeting of all Class B
                                             Noteholders or any Class of Class B
                                             Noteholders of a Trust shall be
                                             given to the relevant Class B
                                             Noteholders of the Trust.

                                    (b)      (Short notice) Notwithstanding
                                             clause 29.3(a), if it is so agreed
                                             by a majority in number of the
                                             Class B Noteholders or the Class
                                             (as the case may be) having the
                                             right to attend and vote at the
                                             meeting, being a majority that
                                             together hold at least 95% of the
                                             then outstanding Class B Notes or
                                             the Class, a resolution may be
                                             proposed and passed at a meeting of
                                             which less than 7 days' notice has
                                             been given.

                                    (c)      (Failure to give notice) The
                                             accidental omission to give notice
                                             to or the non-receipt of notice by
                                             any Class B Noteholder shall not
                                             invalidate the proceedings at any
                                             meeting.

                                    (d)      (Copies) A copy of a notice
                                             convening a meeting shall be given
                                             by the Trustee or the Manager
                                             convening the meeting to the other,
                                             and also to the Beneficiary and the
                                             Designated Rating Agencies. Failure
                                             to give such a notice in accordance
                                             with this clause shall invalidate
                                             the meeting unless the party who
                                             has not received the notice waives
                                             the invalidation.

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                                    (e)      (Method of giving notice) Notice of
                                             a meeting shall be given in the
                                             manner provided in this deed.

                                    (f)      (Contents of a notice) Notice of a
                                             meeting of Class B Noteholders
                                             shall specify:

                                             (i)     (time etc) the day, time
                                                     and place of the proposed
                                                     meeting;

                                            (ii)     (agenda) the agenda of the
                                                     business to be transacted
                                                     at the meeting;

                                            (iii)    (proposed resolution) the
                                                     terms of any proposed
                                                     resolution;

                                            (iv)     (closing of Register)
                                                     that the persons
                                                     appointed to maintain the
                                                     relevant Register for the
                                                     purpose of determining
                                                     those entitled to attend
                                                     may not register any
                                                     Class B Note Transfer in
                                                     the period of 2 Business
                                                     Days prior to the
                                                     meeting;

                                            (v)      (appointment of proxies)
                                                     that appointments of
                                                     proxies must be lodged no
                                                     later than 24 hours prior
                                                     to the time fixed for the
                                                     meeting; and

                                            (i)      (additional information)
                                                     such additional information
                                                     as the person giving the
                                                     notice thinks fit.

                           29.4     Chairman

                                    The Trustee may nominate a person to be
                                    chairman of a meeting which has been
                                    convened by the Trustee or the Manager.
                                    The chairman need not be a Class B
                                    Noteholder and may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the Class B Noteholders present may choose a Noteholder to be the chairman.

                           29.5     Quorum

                                    At any meeting any two or more persons
                                    present in person being Class B
                                    Noteholders holding, or Representatives
                                    holding or representing, in the aggregate not less than 75% of the Invested Amounts of all Class B Notes or constituting the Class (as the case may be) and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

                           29.6     Adjournment

                                    (a)      (Quorum not present) If within 15
                                             minutes from the time appointed for
                                             any meeting a quorum is not
                                             present, the meeting shall stand
                                             adjourned (unless the

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                                    Trustee agrees that it be dissolved) for
                                    such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Class B Noteholders holding, or being Representatives holding or representing, in the aggregate not less than 50% of the Invested Amounts of all Class B Notes or constituting the Class (as the case may be) and then outstanding (whatever the Class B Notes so held or represented) shall form a quorum and shall have the power to pass any resolution and to decide on all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

                                    (b)      (Adjournment of meeting) The
                                             chairman may with the consent of
                                             (and shall if directed by) any
                                             meeting adjourn the same from time
                                             to time and from place to place but
                                             no business shall be transacted at
                                             any adjourned meeting except
                                             business which might lawfully have
                                             been transacted at the meeting from
                                             which the adjournment took place.

                                    (c)      (Notice of adjourned meeting) At
                                             least 5 days' notice of any meeting
                                             adjourned through want of a quorum
                                             shall be given in the same manner
                                             as for the original meeting and
                                             such notice shall state the quorum
                                             required at such adjourned meeting.
                                             It shall not, however, otherwise be
                                             necessary to give any notice of an
                                             adjourned meeting.

                           29.7     Voting procedure

                                    (a)      (Show of hands) Every resolution
                                             submitted to a meeting shall be
                                             decided in the first instance by a
                                             show of hands and, in case of
                                             equality of votes, the chairman
                                             shall both on a show of hands and
                                             on a poll have a casting vote in
                                             addition to the vote or votes (if
                                             any) to which he or she may be
                                             entitled as a Class B Noteholder or
                                             as a Representative.

                                    (b)      (Declaration) At any meeting,
                                             unless a poll is (before or on the
                                             declaration of the result of the
                                             show of hands) demanded, a
                                             declaration by the chairman that a
                                             resolution has been carried by a
                                             particular majority or lost or not
                                             carried by any particular majority
                                             is conclusive evidence of the fact
                                             without proof of the number or
                                             proportion of the votes recorded in
                                             favour of or against such
                                             resolution.

                                    (c)      (Poll) If at any meeting a poll is
                                             demanded by the chairman, the
                                             Trustee or the Manager or by one or
                                             more persons being Class B
                                             Noteholders holding, or

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                                             being Representatives holding or
                                             representing, in aggregate not less
                                             than 2% of the Class B Notes or
                                             constituting the Class (as the case
                                             may be) and then outstanding, it
                                             shall be taken in such manner and
                                             (subject to this clause) either at
                                             once or after such an adjournment
                                             as the chairman directs and the
                                             result of such poll shall be deemed
                                             to be the resolution of the meeting
                                             at which the poll was demanded as
                                             at the date of the taking of the
                                             poll. The demand for a poll shall
                                             not prevent the continuance of the
                                             meeting for the transaction of any
                                             business other than the question on
                                             which the poll has been demanded.
                                             The demand for a poll may be
                                             withdrawn.

                                    (d)      (No adjournment) Any poll demanded
                                             at any meeting on the election of
                                             a chairman or on any question of
                                             adjournment shall be taken at the
                                             meeting without adjournment.

                                    (e)      (Votes) Subject to clause 29.7(a),
                                              at any meeting:

                                             (i)     on a show of hands, every
                                                     person present being a
                                                     Class B Noteholder holding,
                                                     or being a Representative
                                                     holding or representing,
                                                     then outstanding Class B
                                                     Notes shall have one vote;
                                                     and

                                            (ii)     on a poll, every person
                                                     present shall have one
                                                     vote for each Class B
                                                     Note then outstanding
                                                     that he or she holds or
                                                     in respect of which he or
                                                     she is a Representative
                                                     as stated in the relevant
                                                     Register at the date the
                                                     notices are dispatched to
                                                     Class B Noteholders for
                                                     the meeting.

                                            Any person entitled to more than
                                            one vote need not use all his or
                                            her votes or cast all his or her
                                            votes to which he or she is
                                            entitled in the same way.

                           29.8     Right to attend and speak

                                    The Trustee, the Manager and the relevant
                                    Beneficiary (through their respective
                                    representatives) and their respective
                                    financial and legal advisers shall be
                                    entitled to attend and speak at any
                                    meeting of the Class B Noteholders or any Class (as the case may be). No person shall otherwise be entitled to attend or vote at any meeting of the Class B Noteholders or any Class (as the case may be) unless he or she holds outstanding Class B Notes or is a Representative holding or representing such Class B Notes.

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                           29.9     Appointment of proxies

                                    (a)      (Requirements) Each instrument
                                             appointing a proxy shall be in
                                             writing and, together (if so
                                             required by the Trustee) with proof
                                             satisfactory to the Trustee of its
                                             due execution, shall be deposited
                                             at the registered office of the
                                             Trustee or at such other place as
                                             the Trustee shall designate or
                                             approve not less than 24 hours
                                             before the time appointed for
                                             holding the meeting or adjourned
                                             meeting at which the named proxy
                                             proposes to vote and in default,
                                             the instrument or proxy shall be
                                             treated as invalid unless the
                                             chairman of the meeting decides
                                             otherwise before such meeting or
                                             adjourned meeting proceeds to
                                             business. A notarially certified
                                             copy proof (if applicable) of due
                                             execution shall if required by the
                                             Trustee be produced by the proxy at
                                             the meeting or adjourned meeting
                                             but the Trustee shall not be
                                             obliged to investigate or be
                                             concerned with the validity of, or
                                             the authority of, the proxy named
                                             in any such instrument. Any person
                                             may act as a proxy whether or not
                                             that person is a Class B
                                             Noteholder.

                                    (b)      (Proxy remains valid) Any vote
                                             given in accordance with the terms
                                             of an instrument of proxy
                                             conforming with clause 29.9(a)
                                             shall be valid notwithstanding the
                                             previous death or insanity of the
                                             principal, revocation or amendment
                                             of the proxy or of any of the Class
                                             B Noteholder's instructions under
                                             which it was executed, so long as
                                             no intimation in writing of such
                                             death, insanity, revocation or
                                             amendment is received by the
                                             Trustee at its registered office or
                                             by the chairman of the meeting in
                                             each case not less than 24 hours
                                             before the commencement of the
                                             meeting or adjourned meeting at
                                             which the proxy is used.

                           29.10    Corporate representatives

                                    A person authorised under section 250D of the Corporations Law by a Class B Noteholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Class B Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

                           29.11    Rights of Representatives

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                                    A Representative of a Class B Noteholder
                                    shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Class B Noteholder. The Trustee, the Manager and any officer of the Trustee and the Manager may be appointed a Representative.

                           29.12    Powers of a meeting of Class B Noteholders

                                    (a)      (Powers) Subject to the Security
                                            Trust Deed (and in particular any
                                            power of the Note Trustee of Class
                                            A Noteholders to override the
                                            decisions of Class B Noteholders),
                                            a meeting of the Class B
                                            Noteholders shall, without
                                            prejudice to any rights or powers
                                            conferred on other persons by the
                                            Transaction Documents, only have
                                            power exercisable by Extraordinary
                                            Resolution:

                                            (i)      to sanction any action
                                                     that the Trustee, the
                                                     Manager or the relevant
                                                     Servicer proposes to take
                                                     to enforce the provisions
                                                     of any Transaction
                                                     Document;

                                            (ii)     to sanction any proposal
                                                     by the Manager, the
                                                     Trustee or the relevant
                                                     Servicer for any
                                                     modification, abrogation,
                                                     variation or compromise
                                                     of, or arrangement in
                                                     respect of, the rights of
                                                     the Class B Noteholders
                                                     against the Trustee, the
                                                     Manager, an Approved
                                                     Seller or the relevant
                                                     Servicer whether such
                                                     rights arise under any
                                                     Transaction Document or
                                                     otherwise;

                                            (iii)    to sanction the exchange
                                                     or substitution of Class
                                                     B Notes for, or the
                                                     conversion of Class B
                                                     Notes into, other
                                                     obligations or securities
                                                     of the Trustee or any
                                                     other body corporate
                                                     formed or to be formed;

                                            (iv)     under clause 33.2 of the
                                                     Master Trust Deed, to
                                                     consent to any
                                                     alteration, addition or
                                                     modification of any
                                                     Transaction Document
                                                     which shall be proposed
                                                     by the Trustee or the
                                                     Manager;

                                            (v)      to discharge or exonerate
                                                     the Trustee, the Manager,
                                                     an Approved Seller or the
                                                     relevant Servicer from
                                                     any liability in respect
                                                     of any act or omission
                                                     for which it may become
                                                     responsible under any
                                                     Transaction Document;

                                            (vi)     to authorise the Trustee,
                                                     the Manager, the relevant
                                                     Servicer or any other
                                                     person to concur

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                                                     in and execute and do all
                                                     such documents, acts and
                                                     things as may be necessary
                                                     to carry out and give
                                                     effect to any Extraordinary
                                                     Resolution; and

                                            (vii)    to exercise any other
                                                     power expressly granted
                                                     under the Supplementary
                                                     Terms Notice.

                                    (b)      (No power) A meeting of the Class B
                                             Noteholders shall not have power
                                             to, nor shall any resolution
                                             submitted to the meeting propose or
                                             have the effect of:

                                            (i)      removing the Servicer or
                                                     the Manager from office;

                                            (ii)     interfering with the
                                                     management of the Trust;

                                            (iii)    winding up or terminating
                                                     the Trust (except as
                                                     contemplated by clause
                                                     29.12(a)(vii));

                                            (iv)     altering the Authorised
                                                     Investments of the Trust;

                                            (v)      amending any Transaction
                                                     Document (except as
                                                     contemplated by clause
                                                     29.12(a)); or

                                            (vi)     altering the Interest
                                                     Payment Dates, Principal
                                                     Payment Dates, Interest,
                                                     Principal Entitlements or
                                                     the other terms of the
                                                     Supplementary Terms
                                                     Notice (subject to clause
                                                     29.12(a)(iii)).

                           29.13 Extraordinary Resolution binding on Class B Noteholders

                                    An Extraordinary Resolution passed at a
                                    meeting of the Class B Noteholders or of any Class duly convened and held in accordance with this deed shall be binding on all the Class B Noteholders or of the Class whether or not present at such meeting. Each of the Class B Noteholders or of the Class (as the case may be), the Trustee and the Manager shall be bound to give effect to that resolution accordingly.

                           29.14    Minutes and records

                                    Minutes of all resolutions and proceedings at every meeting of the Class B Noteholders of a Trust or any Class (as the case may be) shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Class B Noteholders or of the Class (as the case may be) shall be conclusive evidence of those matters and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to

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                                    have been duly convened and held and all
                                    resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

                           29.15    Written resolutions

                                    Notwithstanding the preceding provisions of this clause 29, a resolution of the Class B Noteholders or any Class (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

                                    (a)      in the case of a resolution
                                             (including an Extraordinary
                                             Resolution) of the Class B
                                             Noteholders or any Class, been
                                             signed by all Class B Noteholders
                                             or the Class (as the case may be);
                                             and

                                    (b)      any such instrument shall be
                                             effective on presentation to the
                                             Trustee for entry in the records
                                             referred to in clause 29.14.

                           29.16    Further procedures for meetings

                                    Subject to all other provisions contained in this deed, the Trustee may without the consent of the Class B Noteholders or any Class prescribe such further regulations regarding the holding of meetings of the Class B Noteholders or any Class of Class B Noteholders and attendance and voting at such meetings as the Trustee may with the agreement of the Manager determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee thinks reasonable:

                                    (a)      (entitlement to vote) so as to
                                             satisfy itself that persons who
                                             purport to attend or vote at any
                                             meeting of the Class B Noteholders
                                             or any Class of Class B Noteholders
                                             are entitled to do so in accordance
                                             with this deed; and

                                    (b)      (forms of Representative) as to the
                                             form of appointment of a
                                             Representative,

                                   but the Trustee may not decrease the
                                   percentage of Class B Noteholders required to pass an Extraordinary Resolution or an ordinary resolution.
(ff)     Clause 32 - Payments Generally

                 For the purpose of the Trust clause 32 is amended as follows:

(i) Clause 32.1 of the Master Trust Deed is deleted and replaced with the following.

                 32.1      Payments to Noteholders

                           (a) Any payment made by or on behalf of the Trustee in respect of any Class A Note shall be made in accordance with the relevant

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                                    Supplementary Terms Notice, the relevant
                                    Note Trust Deed and the relevant Agency
                                    Agreement;

                                    (b) Any payment made by or on behalf of the Trustee in respect of any Class B Note shall be made to the person whose name is, on the Record Date, entered in the Register as the Class B owner of the relevant Class B Note (or in the case of joint Class B Noteholders, to the person whose name first appears in the Register).

                  (ii) Clause 32.2 of the Master Trust Deed is deleted and replaced with the following.

                  32.2     Manager to arrange payments

                                    The Trustee will:

                                    (a)      prepare or cause to be prepared all
                                             cheques which are to be issued to
                                             Class B Noteholders and to
                                             Beneficiaries and stamp the same as
                                             required by law; or

                                    (b)      otherwise arrange payments under
                                             clause 32.7.

                                    The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

                  (iii) Clause 32.4 of the Master Trust Deed is deleted and replaced with the following.

                          32.4      Payment good discharge

                                    There is a full satisfaction of the moneys payable under a Class B Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that Class B Note, when the cheque is despatched by post in accordance with clause 32.2(a) or, if not posted, delivered to the Class B Noteholder or as directed by the Class B Noteholder. None of the Trustee, the Manager or the Servicer shall be responsible for any moneys which are not credited to the bank account of a Class B Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 32.7(c).

                                    There is a full satisfaction of the moneys payable under a Class A Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that Class A Note, when so provided under the Note Trust Deed.

                  (iv) Clause 32.6 of the Master Trust Deed is deleted and replaced with the following.

                          32.6      Taxation

                                    (a)      (Net payments) Subject to this
                                             clause, payments in respect of the
                                             Notes shall be made free and clear
                                             of, and without deduction for, or
                                             by reference to, any present or

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                                             future Taxes of any Australian
                                             Jurisdiction unless required by
                                             law.

                                    (b)      (Interest Withholding Tax - Class B
                                             Notes) The Trustee or any person
                                             making payments on behalf of the
                                             Trustee will be obliged to deduct
                                             interest withholding tax imposed by
                                             the Commonwealth of Australia from
                                             payments of interest in respect of
                                             the Class B Notes to non-residents
                                             of the Commonwealth of Australia
                                             not carrying on business in the
                                             Commonwealth of Australia at or
                                             through a permanent establishment
                                             and to residents of the
                                             Commonwealth of Australia carrying
                                             on business at or through a
                                             permanent establishment outside the
                                             Commonwealth of Australia (Interest
                                             Withholding Tax) unless a
                                             certificate pursuant to Section
                                             221YM of the Taxation Act is
                                             produced to the Trustee not later
                                             than close of business on the tenth
                                             Business Day immediately preceding
                                             the relevant payment date. The
                                             Trustee, or any person making any
                                             payments on behalf of the Trustee,
                                             is entitled to deduct Interest
                                             Withholding Tax in relation to
                                             payments on any Class B Notes.

                                    (c)      (Interest Withholding Tax - Class A
                                             Notes) Payments on Class A Notes by
                                             or on behalf of the Trustee will be
                                             made subject to deduction for any
                                             Interest Withholding Tax and all
                                             other withholdings and deductions
                                             referred to in Condition 7 of the
                                             Class A Notes.

                                    (d)      (Tax file numbers) The Trustee or
                                             any person making payments on
                                             behalf of the Trustee will be
                                             required to deduct tax-at-source on
                                             interest payments on any Class B
                                             Note to each Noteholder who has or
                                             is required to have a Tax File
                                             Number at the highest personal
                                             marginal tax rate unless the
                                             Trustee receives from such Class B
                                             Noteholder the Tax File Number of
                                             that Class B Noteholder or evidence
                                             of any exemption the Class B
                                             Noteholder may have from the need
                                             to advise the Trustee of a Tax File
                                             Number. The Tax File Number or
                                             appropriate evidence (as the case
                                             may be) must be received by the
                                             Trustee not less than ten Business
                                             Days prior to the relevant payment
                                             date. The Trustee, or any person
                                             making any payments on behalf of
                                             the Trustee, is entitled to deduct
                                             any such tax-at-source required to
                                             be paid by it in relation to Class
                                             B Notes at that highest personal
                                             marginal tax rate if no Tax File
                                             Number is provided.

                  (v) A new Clause 32.7 is inserted into the Master Trust Deed as follows.

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                          32.7      Payment Methods - Class B Notes

                                    Any moneys payable by the Trustee, the
                                    Manager or the Servicer to a Class B
                                    Noteholder or to a Beneficiary under this
                                    Master Trust Deed and the relevant
                                    Supplementary Terms Notice shall be paid by
                                    the Trustee in Sydney or if the Trustee
                                    elects may be paid by:

                                    (a)      (cheque) crossed not negotiable
                                             cheque in favour of the Class B
                                             Noteholder or the Beneficiary (as
                                             the case may be) and despatched by
                                             post to the address of the Class B
                                             Noteholder shown in the Register on
                                             the Record Date or to the address
                                             of the Beneficiary for the purposes
                                             of clause 31;

                                    (b)      (electronic transfer) electronic
                                             transfer through Austraclear;

                                    (c)      (direct payment) by direct transfer
                                             to a designated account of the
                                             Class B Noteholder or the
                                             Beneficiary held with a bank or
                                             other financial institution in
                                             Australia; or

                                    (d)      (other agreed manner) any other
                                             manner specified by the Class B
                                             Noteholder or the Beneficiary (as
                                             the case may be) and agreed to by
                                             the Manager and the Trustee.

         (gg)     Clause 33.14

                  For the purposes of clause 30.12 of the Master Trust Deed, insert a new paragraph (j) as follows and renumber the existing paragraph (j) as paragraph (k):

                           (j) (for acts of Note Registrar) for any act, omission or default of any Note Registrar appointed under the relevant Agency Agreement or Note Trust Deed, in relation to its duties and obligations under the relevant Agency Agreement or Note Trust Deed, except where the Note Registrar is the Trustee.
6.3      Amendments to the Servicing Agreement

         The Servicing Agreement is amended for the purpose of the trust as follows:

         (a) Clause 5.2(a) is amended by replacing words on the Remittance Date for that Collection Period with the words on or before the expiration of five (5) Business Days from receipt by the Servicer.

         (b) Clause 5.2(b)(ii) is amended by replacing the words five Business Days following receipt by the Servicer with the words immediately upon receipt by the Servicer.

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7.       Call and Tax Redemption
------------------------------------------------------------------------------

7.1      Call

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Noteholders in accordance with Condition 12, purchase or redeem all, but not some only, of the Notes by repaying the Invested Amount, or, if the Noteholders, by Extraordinary Resolution of the Noteholders so agree, the Stated Amount, of those Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the earlier of:

         (a) the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes; and

                  (i) in the case of Class A-1 Notes, the Quarterly Payment Date falling in August 2009;

                  (ii) in the case of Class A-2 Notes, the Quarterly Payment Date falling in May 2021; or

                  (iii) in the case of Class A-3 Notes, the Quarterly Payment Date falling in February 2030,

         provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee and the Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Notes (at their Invested Amount or their Stated Amount if so agreed by the Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced.

7.2      Tax Event

         If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

         (a) on the next Quarterly Payment Date the Trustee would be required to deduct or withhold from any payment of principal or interest in respect of the Notes or the Currency Swap any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

         (b) the total amount payable in respect of interest in relation to any of the Purchased Receivables for a Collection Period ceases to be receivable (whether or not actually received) by the Trustee during such Collection Period, the Trustee must, when so directed by the Manager, at the Manager's option (provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager will so certify to the Trustee and the

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         Note Trustee) all its liabilities in respect of the Notes (at their
         Invested Amount or if the Noteholders will have agreed by Extraordinary Resolution and will have so notified the Trustee and the Manager not less than 21 days before such Quarterly Payment Date, at their Stated Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days' notice to the Noteholders in accordance with Condition 12 redeem all, but not some only, of the Notes at their Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at their Stated Amount) together with accrued interest to (but excluding) the date of redemption on any subsequent Quarterly Payment Date, provided that the Noteholders may by Extraordinary Resolution elect, and shall notify the Trustee and the Manager not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Notes.

8.       Substitution of Purchased Receivables
------------------------------------------------------------------------------

8.1      Approved Seller substitution

         (a) The Trustee must, at the direction of the Manager (at the Manager's option), at any time replace a Receivable of the Trust which has been repurchased by the Approved Seller under clause 12.6(d) of the Master Trust Deed using the funds received from the repurchase to purchase a substitute Eligible Receivable from the Approved Seller, if available.

         (b) The Approved Seller may elect to sell a substitute Receivable to the Trustee (which the Trustee shall acquire if it is directed by the Manager to do so), provided the substitute Receivable satisfies the following requirements:

                  (i)      it complies with the Eligibility Criteria;

                  (ii) at the time of substitution, the substitute Receivable has a maturity date no later than the date being 2 years prior to the Final Maturity Date;

                  (iii) the substitution will not adversely affect the Rating;

                  (iv) the Mortgage Insurer has confirmed that the substitute Receivable is covered by the relevant Mortgage Insurance Policy; and

                  (v) it is selected by the Manager in accordance with clause 8.3.

8.2      Other substitutions

         The Trustee must, at the direction of the Manager (at the Manager's option), at any time:


                  (a)      replace a Mortgage relating to a Purchased
                           Receivable;

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         (b)      allow an Obligor to replace the Mortgaged Property secured by such a Mortgage; or

         (c) allow an Obligor to refinance a Purchased Receivable to purchase a new Mortgaged Property,

         provided that all of the following conditions are met:

         (i) the same Obligor or Obligors continue to be the Obligor or Obligors under the replacement Mortgage and that Purchased Receivable or refinanced Receivable (as the case may be);

         (ii) either the replacement Mortgage, or the replacement Mortgaged Property, do not result in the relevant Purchased Receivable failing to comply with the Eligibility Criteria or the refinanced Receivable satisfies the Eligibility Criteria (as the case may be);

         (iii) any such replacement or refinancing occurs simultaneously with the release of the previous Mortgage, Mortgaged Property or Receivable (as the case may be);

         (iv) the principal outstanding under the relevant Receivable is, after the replacement or refinancing, the same as before that replacement or refinancing; and

         (v)      clause 8.3 applies.

8.3      Selection criteria

         The Manager will apply the following criteria (in descending order of importance) when selecting a substitute Eligible Receivable under clause 8.1 or approving a substitution under clause 8.2:

         (i) the substitute Eligible Receivable will have an Unpaid Balance within A$30,000 of the outgoing Eligible Receivable's Unpaid Balance, as determined at the time of substitution;

         (ii) an outgoing owner-occupied or investment Mortgage will be replaced by another owner-occupied or investment Mortgage (as the case may be);

         (iii) the substitute Eligible Receivable will have a then current LVR no more than five per centum (5%) greater than the outgoing Eligible Receivables then current LVR, as determined at the time of substitution;

         (iv) an outgoing Eligible Receivable will be substituted by another Eligible Receivable with a security property located in the same State or Territory;

         (v) an outgoing Eligible Receivable will be substituted by another Eligible Receivable with a security property with the same or similar postcode; and

         (vi) in the case of substitution under clause 8.1, the substitute Eligible Receivable will have the closest original loan amount to that of the outgoing Eligible Receivable.

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         The Trustee is entitled to rely on the information provided by the
         Manager in this regard.

9.       Application of Threshold Rate

------------------------------------------------------------------------------

9.1      Calculation of Threshold Rate

         If at any time the Basis Swap is terminated, the Manager must, on each of:

         (a)      the earlier of:

                  (i) the date which is 3 Business Days following the date on which the Basis Swap is terminated; and

                  (ii) the Determination Date immediately following the date on which the Basis Swap is terminated; and

         (b) each successive Determination Date for so long as the Basis Swap has not been replaced by a similar Hedge Agreement or until the Trustee and the Manager otherwise agree (and the Designated Rating Agency for each Class of Notes has confirmed in writing that that agreement would not result in a downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note), calculate the Threshold Rate as at that date and notify the Trustee, the Servicer and the Approved Seller of that Threshold Rate on the relevant Payment Date.

9.2      Setting Threshold Rate

         If the Servicer is notified of a Threshold Rate under clause 9.1, it will, not more than 7 Business Days following the date on which the Basis Swap is terminated, ensure that the interest rate payable on each Purchased Receivable which is subject to a variable rate is set not less than the Threshold Rate and shall promptly notify the relevant Obligors of the change in accordance with the Receivable Agreements.

9.3      Loan Offset Deposit Accounts

         If at any time there is no current Basis Swap in place, the Servicer and the Approved Seller must ensure that the interest rates applicable to the Loan Offset Deposit Accounts are such that, if the Approved Seller does not meet any of its obligations under clause 5.22, the Servicer will not be required, as a direct result of that non-payment, to increase the Threshold Rate under clause 9.

10.      Title Perfection Events
------------------------------------------------------------------------------

         Each of the following is a Title Perfection Event.

         (a) (Downgrade) The Approved Seller ceases to have a long term rating of at least BBB from S&P, Baa-2 from Moody's or BBB from Fitch IBCA.

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         (b)      (Event of Insolvency) An Insolvency Event occurs with respect to the Approved Seller.

         (c) (Non Compliance) The Servicer as Approved Seller fails to pay any Collections (as defined in the Servicing Agreement) within the time required under the Servicing Agreement.

         (d) (Servicer Transfer Event) For so long as the Servicer is also an Approved Seller to the Trust, a Servicer Transfer Event occurs.

         (e) (Breach of Redraw Facility Agreement) For so long as the Approved Seller is also the Redraw Facility Provider, the Redraw Facility Provider breaches its obligations, undertakings or representations under the Redraw Facility Agreement and such breach has had, or if continued will have, a Material Adverse Effect (as determined by the Trustee after taking appropriate expert advice).

         (f) (Breach of representations) The Approved Seller breaches any representation, warranty, covenant or undertaking made by it in a Transaction Document, which breach, if capable of remedy, is not remedied within 30 days of the earlier of:

                  (i)      the Approved Seller becoming aware of the breach; and

                  (ii) the Approved Seller being notified of the breach by the Trustee, Manager or Servicer.

11.      Beneficiary
------------------------------------------------------------------------------

         (a) The Beneficiary holds the beneficial interest in the Trust in accordance with the Master Trust Deed and this Supplementary Terms Notice.

         (b) The beneficial interest held by the Beneficiary is limited to the Trust and each Asset of the Trust subject to and in accordance with the Master Trust Deed and this Supplementary Terms Notice.

         (c) The Beneficiary has no right to receive distributions in respect of the Trust other than:

                  (i) the right to receive on the termination of the Trust the entire beneficial interest of the Trust; and

                  (ii) the right to receive distributions in respect of the Trust under the Master Trust Deed and this Supplementary Terms Notice to the extent that Distributable Income is available for distribution under the Master Trust Deed and this Supplementary Terms Notice.

         (d) The Beneficiary may not assign, or create or allow to exist any Security Interest over, its rights or interests in respect of the Trust if to do so would have a Material Adverse Effect or might have an adverse tax consequence in respect of the Trust.

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12.      Note Trustee

------------------------------------------------------------------------------

12.1     Capacity

         The Note Trustee is a party to this Supplementary Terms Notice in its capacity as trustee for the Class A Noteholders from time to time under the Note Trust Deed.

12.2     Exercise of rights

         (a) The rights, remedies and discretions of the Class A Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed.

         (b) The Class A Noteholders, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with the Transaction Documents.

12.3     Representation and warranty

         The Note Trustee represents and warrants to each other party to this Supplementary Terms Notice that it has the power under the Note Trust Deed to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Class A Noteholders.

12.4     Payments

         Any payment to be made to the Noteholders under the Transaction Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust Deed.

12.5     Payment to be made on Business Day

         If any payment is due under a Transaction Document on a day which is not a Business Day the due date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

13.      Security Trust Deed
------------------------------------------------------------------------------

         The parties to this Deed agree to comply with clause 16.9 of the Security Trust Deed.

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14.      Custodian Agreement
------------------------------------------------------------------------------

         The Custodian Agreement is amended for the purpose of the Trust by deleting the words and between each Relevant Trust from the second/third line of clause 3.1(c).

15.      Manager's Directions to be in Writing
------------------------------------------------------------------------------

         Any direction given to the Trustee by the Manager under a Transaction Document must be in writing.



EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice of alteration to, or revocation or suspension of, his or her power of attorney.



TRUSTEE


SIGNED SEALED and DELIVERED             )
on behalf of                            )
AXA TRUSTEES LIMITED                    )
(ACN 004 029 841)                       )
by its attorney under Power of Attorney )
dated                                   )
in the presence of:                     )
                                                     ---------------------------
                                                     Signature


------------------------------------                 ---------------------------
Witness                                              Print name


------------------------------------
Print name

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MANAGER


SIGNED SEALED and DELIVERED             )
on behalf of                            )
CRUSADE MANAGEMENT                      )
LIMITED                                 )
by its attorney under Power of Attorney )
dated                                   )
in the presence of:                     )
                                                     ---------------------------
                                                     Signature


------------------------------------                 --------------------------
Witness                                              Print name


------------------------------------
Print name



APPROVED SELLER/SERVICER


SIGNED SEALED and DELIVERED             )
on behalf of                            )
ST.GEORGE BANK LIMITED                  )
by its attorney under Power of Attorney )
dated                                   )
in the presence of:                     )
                                                     ---------------------------
                                                     Signature


------------------------------------                 ---------------------------
Witness                                              Print name


------------------------------------
Print name

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CUSTODIAN


SIGNED SEALED and DELIVERED             )
on behalf of                            )
ST.GEORGE CUSTODIAL PTY                 )
LIMITED                                 )
by its attorney under Power of Attorney )
dated                                   )
in the presence of:                     )
                                                     ---------------------------
                                                     Signature


------------------------------------                 ---------------------------
Witness                                              Print name


------------------------------------
Print name



SECURITY TRUSTEE


SIGNED SEALED and DELIVERED             )
on behalf of                            )
NATIONAL MUTUAL LIFE                    )
NOMINEES LIMITED                        )
(ACN 004 029 841)                       )
by its attorney under Power of Attorney )
dated    )                              )
them in the presence of:
                                                     ---------------------------
                                                     Signature


------------------------------------                 ---------------------------
Witness                                              Print name


------------------------------------
Print name

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NOTE TRUSTEE


SIGNED SEALED and DELIVERED             )
on behalf of                            )
BANKERS TRUST COMPANY                   )
by its attorney under Power of Attorney )
dated                                   )
in the presence of:                     )
                                                     ---------------------------
                                                     Signature


------------------------------------                 ---------------------------
Witness                                              Print name


------------------------------------
Print name

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Schedule 1



An Eligible Receivable means a Loan which, as at the Cut-Off Date for that
Loan:

(a) it is sourced from the Approved Seller's general portfolio of residential mortgage loans or its Great Australian Home Loan portfolio of residential mortgage loans;

(b) is secured by a Receivable Security that constitutes a first ranking mortgage over residential (owner-occupied or investment) land situated in capital city metropolitan areas or regional centres in Australia which is or will be registered under the Real Property Legislation, or where a Receivable Security is not, or will not be when registered be, a first ranking mortgage, the relevant Sale Notice includes an offer in relation to all prior ranking registered mortgages;

(c) is secured by a Receivable Security over a Mortgaged Property which has erected on it a residential dwelling and which is required by the Receivable Agreement to be covered by general insurance by insurers approved in accordance with the Transaction Documents;

(d) has an LVR less than or equal to 95% for owner occupiers and 90% for investment properties;

(e) was not purchased by the Approved Seller but was approved and originated by the Approved Seller in the ordinary course of its business;

(f)      under which the relevant Obligor does not owe more than A$500,000;

(g) the relevant Obligor in respect of which was required to repay the Receivable within 30 years of the Cut-Off Date;

(h) no payment from the Obligor is in Arrears for more than 30 consecutive days;

(i) the sale of an equitable interest in, or the sale of an equitable interest in any related Receivable Security, does not contravene or conflict with any law;

(j) together with the related Receivable Security, has been or will be stamped, or has been taken by the relevant stamp duties authority to be stamped, with all applicable duty;

(k)      is on fully amortising repayment terms;

(l) is secured by a Receivable Security that is covered by mortgage insurance from the Mortgage Insurer for 100% of amounts outstanding under the relevant loans under the relevant Mortgage Insurance Policy (including timely payment cover);

(m) complies in all material respects with applicable laws, including the Consumer Credit Legislation;

(n)      is fully drawn;

(o) is subject to the terms and conditions of the Approved Seller's Great Australian Home Loan product, its Standard Variable Rate Loan, including


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         loans entitled to a "Loyalty" rate, due to a home loan relationship with the Approved Seller of 5 years or more, or loans that bear a fixed rate of interest for up to 5 years; and

(p) which has a maturity date at least one (1) year before the maturity date of the Notes.


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Supplementary Terms
Notice
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Schedule 2

Application for Instruments
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Crusade Global Trust No. 1 of 1999

To: AXA Trustees Limited as trustee of the Crusade Global Trust No. 1 of 1999 (the Trustee)



From:                                                           (ACN [*])
      ---------------------------------------------------------
                            (Name)

           of                                            (the Applicant).
              ------------------------------------------
                            (Address)




Application
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The Applicant applies for the following Instruments (the Instruments) to be issued by the Trustee as trustee of the Crusade Global Trust No. 1 of 1999 (the Trust) under the Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the Master Trust Deed):

1.       The Instruments applied for are:


2.       The amount of Instruments applied for is:


Applicant bound
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The Applicant agrees that the Instruments will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Supplementary Terms Notice in relation to the Instruments and the Security Trust Deed dated [*] in relation to the Trust.


Acknowledgment by Applicant
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The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Instruments is limited to its right of indemnity from the assets of the Trust from time to time available to make such payments under the Master Trust Deed.

The Application further acknowledges that:

(a) it has independently and without reliance on the St.George Bank Limited (St.George), the Trustee, the Manager or any other person (including without


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Supplementary Terms Notice
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         reliance on any materials prepared or distributed by any of the above)
         made its won assessment and investigations regarding its investment in the Instruments; and

(b) It understands that the Instruments do not represent deposits or other liabilities of St.George or Associates of St.George;

(c) the Applicant's holding of the Instruments is subject to investment risk, including possible delays in repayment and loss of income and principal invested; and

(d) neither St.George nor any Associate of St.George in any way stands behind the capital value and/or performance of the Instruments of the Assets of the Trust except to the limited extent provided in the Transaction Documents for the Trust.


General
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Payments due under the Instruments may be made:

o        by cheque posted to the above address

o        to the credit of the following account:

         Name of Bank:
         Address of Bank:
         Account Details:
         Account No.:
         Name of Account:

A Marked Instrument Transfer of the abovementioned Instruments is required:
Yes/No.

Applicant's Tax File Number:


Interpretation
------------------------------------------------------------------------------

Each expression used in this Application for Instruments that is not defined has the same meaning as in the Master Trust Deed.

Dated:

SIGNED:

* This Application for Instruments together with a cheque for the amount of the Instruments applied for should be sent to the Trustee at the address above.

* Where the Applicant is a trustee, this Application for Instruments must be completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Application for Instruments is executed by a corporation, it must be executed either under common seal or under a power of attorney.

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Supplementary Terms
Notice
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*             If this Application for Instruments is signed under a power of attorney, the attorney certifies that it has not receive notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Instruments.

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Supplementary Terms Notice
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Schedule 3

Instrument Acknowledgment
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Crusade Global Trust No.1 of 1999

Name:

[Class]:

Initial Invested Amount:

Interest Rate:

Interest Payment Dates:

[Principal Payment Dates]:

Final Maturity Date:





This confirms that:

Instrument Holders:

ACN (if applicable):

Address:



appears in the Register as the holder of the abovementioned Instruments (the Instruments).

The Instruments are issued by AXA Trustees Limited (the Trustee) in its capacity as trustee of the abovementioned Trust (the Trust) under a Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the Master Trust Deed).

The Instruments are issued subject to the provisions of the Master Trust Deed, the Supplementary Terms Notice in relation to the Instruments and the Security Trust Deed dated. A copy of the Trust Deed, the Supplementary Terms Notice and the Security Trust Deed are available for inspection by Instrument Holders at the offices of Crusade Management Limited (ACN 072 715 916) at Level 18, 182 George Street, Sydney, New South Wales 2000.

The Trustee's liability to make payments in respect of the Instruments is limited to is right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms Notice. All claims against the Trustee in relation to the Instruments may only be satisfied out of the assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, any agent or delegate employed by the Trustee other than in accordance with Section 53 of the Trustee Act to carry out any transactions contemplated by this Deed.

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Supplementary Terms
Notice
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The Instrument Holder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part other Trustee or its officers, employees or an agent or delegate employed by the Trustee tother than in accordance with
Section 53 of the Trustee Act to carry out any transactions contemplated by this Deed. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the Instruments.

This Instrument Acknowledgment is not a certificate of title and the Register is the only conclusive evidence of the abovementioned Instrument Holder's entitlement to Instruments.

Transfers of Instruments must be under an Instrument Transfer in the form contained in Schedule 4 to the Master Trust Deed (copies of which are available from then Trustee at its abovementioned address). Executed Instrument Transfers must be submitted to the Trustee.

Each expression used in this Instrument Acknowledgment that is not defined has the same meaning as in the Master Trust Deed.

This Instrument Acknowledgment and the Instruments to which it relates will be governed by the laws of the Australian Capital Territory.

Dated:

Executed in [the Australia Capital Territory/New South Wales] for and on behalf of the AXA Trustees Limited



----------------------------
Authorised Signatory

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Supplementary Terms Notice
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Schedule 4

Instrument Transfer and Acceptance
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Crusade Global Trust No.1 of 1999



To:      AXA Trustees Limited                             Date Lodged [*]
         as trustee of the                                Registry Use Only
         Crusade Trust No. 1 of 1999 (the Trustee)


Transferor

(Full name, ACN (if applicable) and address):

(please print)

Applies to assign and transfer to
Transferee

(Full name, ACN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Instruments in the Crusade Global Trust No. 1 of 1999 Number of Instruments:
Name:
[Class]:
Initial Invested Amount:
Interest Payment Dates:
[Principal Amortisation Dates]:
Final Maturity Date:

Consideration Payable: $[*]

and all my/our/its property and interests in rights to those Instruments and to the interest accrued on them.

TRANSFEROR
           --------------------------------------------------------------------`
(Signature:  see Instruments)

WITNESS                                                        Date:
        ---------------------------------------------------

TRANSFEREE
            -------------------------------------------------------------------`
(Signature:  see Instruments)

WITNESS                                                        Date:
        ---------------------------------------------------

PAYMENTS (Tick where appropriate)

*        In accordance with existing instructions (existing holders only)

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Supplementary Terms
Notice
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*        By cheque posted to the above address

* By credit to the following account in Australia in the name of the Transferee only

Tax File Number (if applicable):

Authorised signature of Transferee
                                   --------------------------------------------
Date:

INSTRUMENTS:

1. The Transferor and the Transferee acknowledge that the transfer of the Instruments specified in this Transfer and Acceptance (the Instruments) shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Instruments.

2. The Transferee agrees to accept the Instruments subject to the provisions of the Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the Trust Deed), the Supplementary Terms Notice in relation to the Instruments and the related Security Trust Deed dated [*].

3. The Transferee acknowledges that it has independently and without reliance on St.George Bank Limited (ACN 055 513 070), the Trustee, Crusade Management Limited (ACN 072 715 916) (the Manager) or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Instruments.

4. The Trustee's liability to make payments in respect of the Instruments is limited to its right of indemnity from the assets of the abovementioned Trust from time to time available to make such payments under the Trust Deed.

5. Where the Transferor and/or the Transferee is a trustee, this Instrument Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6. Where this Instrument Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

7. If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Instrument Transfer.

8. This Instrument Transfer must be lodged with the Trustee for registration.

9. The Trustee may, in the manner and for the period specified in the Trust Deed and any relevant Supplementary Terms Notice, close the Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Instrument Transfer received after 4:00pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

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Supplementary Terms
Notice
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10.      If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee or withholding tax is no longer payable as a result of any change in the relevant Australian laws.

11.      [Insert any restrictions on the transfer of Instruments.]

[Marking where clause 8.15 applies]

12. The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Instruments specified in this Instrument Transfer and that it will not register any transfer of such Instruments other than under this Instrument Transfer before [insert date].

Dated:

For and on behalf of [*] Limited


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